As filed with the Securities and Exchange Commission
                              on February 27, 1998


                      Securities Act of 1933 Registration No.  33-55024
                        Investment Company Act of 1940 File No. 811-985


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  ---------------

                                    FORM N-1A

              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Pre-Effective Amendment No.  ___                [ ]


                        Post-Effective Amendment No.   6                [X]


                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                              Amendment No.  23                         [X]


                       STATE STREET RESEARCH GROWTH TRUST
                 (Exact Name of Registrant as Specified in Charter)


               One Financial Center, Boston, Massachusetts 02111
                (Address of Principal Executive Offices) (Zip Code)

         Registrant's Telephone Number, Including Area Code (617) 357-1200


                            Francis J. McNamara, III
              Executive Vice President, Secretary & General Counsel
                     State Street Research & Management Company
                              One Financial Center
                           Boston, Massachusetts 02111
                     (Name and Address of Agent for Service)



                              Thomas J. Kelly, Esq.
                           Mintz, Levin, Cohn, Ferris,
                             Glovsky and Popeo, P.C.
                              One Financial Center
                           Boston, Massachusetts 02111




It is proposed that this filing will become effective under Rule 485:

      [ ] Immediately upon filing pursuant to paragraph (b),
      [ ] On May 1, 1997 pursuant to paragraph (b),
      [ ] 60 days after filing pursuant to paragraph (a)(1)
      [X] On May 1, 1998 pursuant to paragraph (a)(1).
      [ ] 75 days after filing pursuant to paragraph (a)(2).
      [ ] On_________pursuant to paragraph (a)(2).

             If appropriate, check the following box:

      [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              CROSS REFERENCE SHEET

                            Pursuant to Rule 481 (a)

                                     Part A

                                      CAPTION OR LOCATION IN
FORM N-1A ITEM NO.                    PROSPECTUS

1.    Cover Page...................   Same

2.    Synopsis.....................   Investor Expenses

3.    Condensed Financial
      Information..................   Financial Highlights; Performance and
                                      Volatility

4.    General Description of
      Registrant...................   Goal and Strategy; Other Securities and
                                      Risks; Your Account; Fund Details

5.    Management of the Fund.......   Fund Details

5A.   Management's Discussion
      of Fund Performance..........   [To be included in Financial Statements]

6.    Capital Stock and Other
      Securities...................   Your Account; Fund Details

7.    Purchase of Securities
      Being Offered................   Your Account

8.    Redemption or Repurchase.....   Your Account

9.    Legal Proceedings............   Not Applicable


                                      ( i )

                                     Part B

                                    CAPTION OR LOCATION IN STATEMENT
FORM N-1A ITEM NO.                  OF ADDITIONAL  INFORMATION

10.   Cover Page................... Same

11.   Table of Contents............ Same


12.   General Information.......... Not Applicable
      and History

13.   Investment Objectives
      and Policies................. Investment Objective; Additional Investment
                                    Policies and Restrictions; Additional
                                    Information Concerning Certain Investment
                                    Techniques; Debt Instruments and Permitted
                                    Cash Investments; Portfolio Transactions


14.   Management of the
      Registrant................... Trustees and Officers

15.   Control Persons and
      Principal Holders of
      Securities................... Trustees and Officers

16.   Investment Advisory
      and Other Services........... Investment Advisory Services;
                                    Custodian; Independent Accountants;
                                    Distribution of Shares of the Fund

17.   Brokerage Allocation......... Portfolio Transactions


18.   Capital Stock and
      Other Securities............. The Trust, the Fund and its Shares

19.   Purchase, Redemption and
      Pricing of Securities
      Being Offered................ Purchase and Redemption of Shares;
                                    Shareholder Accounts; Net Asset Value




                                     ( ii )

                                    CAPTION OR LOCATION IN STATEMENT
FORM N-1A ITEM NO.                  OF ADDITIONAL  INFORMATION


20.   Tax Status................... Certain Tax Matters

21.   Underwriters................. Distribution of Shares of the Fund

22.   Calculation of
      Performance Data............. Calculation of Performance Data

23.   Financial Statements......... Financial Statements



                                     ( iii )

20 Feb 98  Mechanical


[STATE STREET RESEARCH LOGO]
Growth Fund
[GRAPHIC OF TALL BUILDING]

This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

Although these securities have been registered with the Securities and Exchange Commission, the commission has not judged them for investment merit and does not guarantee the accuracy or adequacy of the information in this prospectus. Anyone who informs you otherwise is committing a federal crime.

A stock fund investing for long-term growth of capital.


Prospectus
May 1, 1998

                             Who May Want to Invest
-------------------------------------------------------------------------------

State Street Research Growth Fund is designed for investors who seek one or more of the following:
[bullet] a stock fund for a long-term goal
[bullet] a fund to complement a portfolio of more conservative investments [bullet] a fund that uses a growth-oriented strategy

The fund is NOT appropriate for investors who:
[bullet] want to avoid high volatility or possible losses
[bullet] are making short-term investments
[bullet] are investing emergency reserve money
[bullet] are seeking regular income


The fund's shares will rise and fall in value. There is a risk that you could lose money by investing in the fund.

The fund cannot be certain that it will achieve its goal.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

Contents                                                                      1
--------------------------------------------------------------------------------

            2     The Fund
                  --------
                  The fund's goal and strategy, main
                  risks, expenses and performance,
                  plus financial highlights

            12    Your Account
                  ------------

                  Managing your State Street Research investments

            12    Opening an Account

            12    Choosing a Share Class

            14    Sales Charges

            16    Policies for Buying Shares

            18    Policies for Selling Shares

            20    Account Policies

            21    Distributions and Taxes

            23    Investor Services

            24    Fund Details
                  ------------
                  The fund's business structure
                  and dealer compensation, plus
                  additional policies


            26    Other Securities and Risks
                  --------------------------

                  Information on additional
                  portfolio securities and
                  practices, and the risks
                  associated with them


            Back Cover    For Additional Information

2                                   The Fund
--------------------------------------------------------------------------------

[Graphic of Horse's Head]  Goal and Strategy

Fundamental Goal The fund seeks to provide long-term growth of capital. Strategy Under normal market conditions, the fund invests at least 65% of total assets in stocks and convertible securities that have long-term growth potential.

In selecting stocks, the fund first attempts to identify the industries that over the long term will grow faster than the economy as a whole. It then looks for companies within those industries that appear most capable of sustained growth. While the fund tends to emphasize established companies, from time to time it may emphasize other sizes or types of companies, including small, emerging growth companies. Current income is not a significant factor in stock selection.

The fund reserves the right to invest up to 35% of net assets in other securities. These may include U.S. government securities, as well as corporate bonds rated investment-grade at the time of purchase and their unrated equivalents.

The fund may adjust the composition of its portfolio as market conditions and economic outlooks change. For more information about the fund's investments and practices, see page 26.

                                                                              3
                                                                   ------------
[Graphic of Arrow]  Portfolio Risks

Because the fund invests primarily in stocks, its major risks are those of stock investing, including sudden, unpredictable drops in value and the potential for periods of lackluster performance.

As a general rule, growth stocks often are more sensitive to market movements than other types of stocks, because their market prices tend to reflect future expectations. At times when it appears these expectations may not be met, growth stock prices typically fall.

In addition, there are particular risks associated with investing in companies of a given size. Larger, more established companies are generally not nimble and may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes. Smaller companies may be particularly sensitive to market movements. Stocks of these companies may be thinly traded and the companies may be less able to withstand hard times.

Because of these and other risks, the fund may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor. The success of the fund's investment strategy depends largely on the portfolio manager's skill in assessing the potential of the stocks the fund buys.




[Graphic of Magnifying Glass] Growth Investing

A fund that uses a growth-oriented strategy seeks to invest in stocks of companies that are growing faster than the economy as a whole. Often, these companies are in expanding industries, such as computers and pharmaceuticals. While the size of a company is not necessarily a factor in determining whether its stock is suitable for a growth fund, a growth strategy that focuses on larger companies is generally considered less aggressive than one that focuses on smaller companies.

Many stocks owned by growth funds do not pay dividends and can be more volatile than other types of investments. As a result, growth funds are appropriate for investors who have long-term investment horizons.

4                               The Fund continued
-------------------------------------------------------------------------------

The fund's management approach, which may include short-term trading, could cause the fund's portfolio turnover rate to be above average for a stock fund. High turnover will increase the fund's transaction costs and may increase your tax liability.

Information on other securities and risks appears on page 26.

A "snapshot" of the fund's investments may be found in the current annual or semiannual report (see back cover).

[Graphic of Thinking Man] Investment Management

The fund's investment manager is State Street Research & Management Company. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has more than $___ billion in assets under management (as of ____________), including more than $____ billion in mutual funds.

Kennard Woodworth, Jr. has been responsible for the fund's day-to-day portfolio management since August 1997. A senior vice president, he joined the firm in 1986 and has worked as an investment professional since 1961.

                                Investor Expenses                             5
--------------------------------------------------------------------------------

Shareholder fees are paid directly by investors.

Annual fund expenses are deducted from fund assets.

Example Here is what you would pay if you invested $1,000 over the years indicated. The example is for comparison only and does not represent the fund's actual expenses, either past or future(5).

(1) Not charged on reinvestments or exchanges.
(2) Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C.
(3) Except for investments of $1 million or more; see page 14.


                                                        Class descriptions begin on page 12
                                                   -----------------------------------------------
Shareholder Fees (% of offering price)(1)           Class A       Class B   Class C(2)   Class S(2)
--------------------------------------------------------------------------------------------------
  Maximum front-end sales charge                      4.50          0.00        0.00        0.00
  Maximum deferred sales charge                       0.00(3)       5.00        1.00        0.00

Annual Fund Expenses (% of average net assets)       Class A      Class B   Class C(2)   Class S(2)
--------------------------------------------------------------------------------------------------
  Management fee                                     0.475         0.475       0.475       0.475
  Marketing/service (12b-1) fees(4)                  0.250         1.000       1.000       0.000
  Other expenses                                     0.205         0.205       0.205       0.205
                                                     -----         ------      -----       ------
  Total annual fund expenses                         0.930         1.680       1.680       0.680
                                                     =====         =====       =====       =====
Year                                               Class A     Class B(6)   Class C(6)    Class S
--------------------------------------------------------------------------------------------------
1                                                      $54        $67/$17     $27/$17         $7

3                                                      $73        $83/$53     $53/$53        $22

5                                                      $94        $111/$91    $91/$91        $38

10                                                    $154       $179/$179   $199/$199       $85


(4) For share classes that have marketing/service (12b-1) fees, long-term shareholders may pay more than the equivalent of the regulatory maximum sales charge.
(5) Example assumes dividend reinvestment, hypothetical 5% annual return, maximum applicable sales charges and conversion of Class B shares to Class A after eight years.
(6) The first number assumes you sold all your shares at the end of the period, the second assumes you stayed in the fund.

6                             Financial Highlights
--------------------------------------------------------------------------------
The information in these tables has been audited by Coopers & Lybrand L.L.P., the fund's independent accountants. The top section of each table shows information for a single share of the fund. Total return figures assume reinvestment of all distributions.


                                                                     Years ended December 31
                                                     ----------------------------------------------------------
Class A                                              1993(1)      1994        1995(2)      1996(2)      1997(2)
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)               9.63         8.50         7.09         7.02         7.17
                                                     ----         ----         ----         ----         ----
   Net investment income (loss) ($)                  0.06         0.05         0.01        (0.03)       (0.00)

   Net realized and unrealized
   gain (loss) on investments ($)                    0.37        (0.38)        2.30         0.93         0.68
                                                     ----         ----         ----         ----         ----
Total from investment operations ($)                 0.43        (0.33)        2.31         0.90         0.68
                                                     ----         ----         ----         ----         ----
   Dividends from net investment income ($)         (0.08)       (0.05)       (0.02)        --           --
   Distributions from capital gains ($)             (1.48)       (1.03)       (2.36)       (0.75)       (0.78)
                                                     ----         ----         ----         ----         ----
Total distributions ($)                             (1.56)       (1.08)       (2.38)       (0.75)       (0.78)
                                                     ----         ----         ----         ----         ----

Net asset value, end of year ($)                     8.50         7.09         7.02         7.17         7.07
                                                     ====         ====         ====         ====         ====
Total return (%)(3)                                  4.52(4)     (3.83)       32.57        12.65        10.14

Ratios/supplemental data:
Net assets at end of year ($ thousands)               602          719        2,379       15,181       16,470

Expense ratio (%)                                    0.96(5)      0.90         0.89         0.90         0.93

Ratio of net investment income (loss)
to average net assets (%)                            0.48(5)      0.54         0.12        (0.34)       (0.05)

Portfolio turnover rate (%)                         68.36        57.18       234.43       237.85       258.99

Average commission rate ($)(6)                        n/a          n/a          n/a       0.0331       0.0383

                                                                               7
                                                                        --------

                                                                              Years ended December 31
                                                      ---------------------------------------------------------------------
Class B                                                1993(1)          1994           1995(2)        1996(2)        1997(2)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                 9.56              8.46           7.02           6.89           6.96
                                                       ----             -----          -----          -----          -----
   Net investment income (loss) ($)                    0.03             (0.00)         (0.06)         (0.08)         (0.06)
   Net realized and unrealized
   gain (loss) on investments ($)                      0.42             (0.41)          2.29           0.90           0.67
                                                       ----             -----          -----          -----          -----
Total from investment operations ($)                   0.45             (0.41)          2.23           0.82           0.61
                                                       ----             -----          -----          -----          -----
   Dividends from net investment income ($)           (0.07)             --             --             --             --

   Distributions from capital gains ($)               (1.48)            (1.03)         (2.36)         (0.75)         (0.78)
                                                       ----             -----          -----          -----          -----
Total distributions ($)                               (1.55)            (1.03)         (2.36)         (0.75)         (0.78)
                                                       ----             -----          -----          -----          -----
Net asset value, end of year ($)                       8.46              7.02           6.89           6.96           6.79
                                                       ====             =====          =====          =====           ====
Total return (%)(3)                                    4.64(4)          (4.80)         31.71          11.73           9.44

Ratios/supplemental data:

Net assets at end of year ($ thousands)                 986             1,544         10,684         31,119         36,442
Expense ratio (%)                                      1.71(5)           1.63           1.63           1.65           1.68

Ratio of net investment loss
to average net assets (%)                             (0.36)(5)         (0.20)         (0.69)         (1.07)         (0.82)
Portfolio turnover rate (%)                           68.36             57.18         234.43         237.85         258.99
Average commission rate ($)(6)                          n/a               n/a            n/a         0.0331         0.0383


(1) Commencement of share class designations (March 16, 1993 for Class A and March 18, 1993 for Class B) to December 31, 1993.

(2) Per-share figures have been calculated using the average shares method.

(3) Does not reflect any front-end or contingent deferred sales charges.

(4) Not annualized.

(5) Annualized.

(6) Average commission rate per share paid by the fund for security trades on which commissions are charged beginning with the fiscal year ended December 31, 1996.

8                        Financial Highlights continued
-------------------------------------------------------------------------------

                                                                              Years ended December 31
                                                      ----------------------------------------------------------------------
Class C (formerly Class D)                            1993(1)          1994            1995(2)        1996(2)        1997(2)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                 9.56              8.45           7.02           6.88           6.95
                                                       ----              ----           ----           ----           ----
   Net investment income (loss) ($)                    0.03             (0.00)         (0.06)         (0.08)         (0.06)

   Net realized and unrealized
   gain (loss) on investments ($)                      0.41             (0.40)          2.28           0.90           0.67
                                                       ----              ----           ----           ----           ----
Total from investment operations ($)                   0.44             (0.40)          2.22           0.82           0.61
                                                       ----              ----           ----           ----           ----
   Dividends from net investment income ($)           (0.07)             --             --             --             --

   Distributions from capital gains ($)               (1.48)            (1.03)         (2.36)         (0.75)         (0.78)
                                                       ----              ----           ----           ----           ----
Total distributions ($)                               (1.55)            (1.03)         (2.36)         (0.75)         (0.78)
                                                       ----              ----           ----           ----           ----
Net asset value, end of year ($)                       8.45              7.02           6.88           6.95           6.78
                                                       ====              ====           ====           ====           ====
Total return (%)(3)                                    4.59(4)          (4.68)         31.57          11.89           9.30

Ratios/supplemental data:

Net assets at end of year ($ thousands)                 242               384          2,117          5,584          4,562
Expense ratio (%)                                      1.71(5)           1.63           1.63           1.65           1.68

Ratio of net investment loss
to average net assets (%)                             (0.34)(5)         (0.20)         (0.67)         (1.07)         (0.79)

Portfolio turnover rate (%)                           68.36             57.18         234.43         237.85         258.99
Average commission rate ($)(6)                          n/a               n/a            n/a         0.0331         0.0383

                                                                               9
                                                                       ---------

                                                                              Years ended December 31
                                    ------------------------------------------------------------------------------------------------
Class S (formerly Class C)           1988      1989      1990      1991      1992      1993      1994     1995(2)   1996(2)  1997(2)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 year ($)                            6.05      6.23      8.23      7.44      9.14      9.26      8.51      7.08      7.02      7.18
                                     ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
   Net investment income (loss) ($)  0.23      0.20      0.20      0.17      0.14      0.09      0.07      0.04     (0.00)     0.01

   Net realized and unrealized
   gain (loss) on investments ($)*   0.18      2.14     (0.78)     1.71      0.15      0.74     (0.40)     2.29      0.92      0.70
                                     ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Total from investment operations ($) 0.41      2.34     (0.58)     1.88      0.29      0.83     (0.33)     2.33      0.92      0.71
                                     ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
   Dividends from net investment
   income ($)                       (0.23)    (0.20)    (0.21)    (0.18)    (0.14)    (0.10)    (0.07)    (0.03)    (0.01)     --
   Distributions from capital
   gains ($)                         --       (0.14)     --        --       (0.03)    (1.48)    (1.03)    (2.36)    (0.75)    (0.78)
                                     ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Total distributions ($)             (0.23)    (0.34)    (0.21)    (0.18)    (0.17)    (1.58)    (1.10)    (2.39)    (0.76)    (0.78)
                                     ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Net asset value, end of year ($)     6.23      8.23      7.44      9.14      9.26      8.51      7.08      7.02      7.18      7.11
                                     ====      ====      ====      ====      ====      ====      ====      ====      ====      ====
Total return (%)(3)                  9.27     39.83     (6.16)    26.77      5.71      8.94     (3.82)    33.02     12.74     10.54

Ratios/supplemental data:

Net assets at end of year
($ thousands)                     228,071   284,940   234,338   273,607   263,781   250,786   186,108   186,689   177,147   164,689

Expense ratio (%)                    0.60      0.56      0.55      0.56      0.57      0.66      0.64      0.64      0.65      0.68

Ratio of net investment income
(loss) to average net assets (%)     3.55      2.60      2.42      2.02      1.56      0.92      0.78      0.43     (0.06)     0.19
Portfolio turnover rate (%)         42.18     28.48     16.09     31.89     35.60     68.36     57.18    234.43    237.85    258.99
Average commission rate ($)(6)        n/a       n/a       n/a       n/a       n/a       n/a       n/a       n/a    0.0331    0.0383
*Net of federal taxes paid
on retained capital gains            0.15      0.13      0.08      0.12      0.22        --        --        --        --        --


(1) Commencement of share class designations (March 18, 1993) to December 31, 1993.

(2) Per-share figures have been calculated using the average shares method.

(3) Does not reflect any front-end or contingent deferred sales charges.

(4) Not annualized.

(5) Annualized.

(6) Average commission rate per share paid by the fund for security trades on which commissions are charged beginning with the fiscal year ended December 31, 1996.

10                         Performance and Volatility
-------------------------------------------------------------------------------

                                                  As of December 31, 1997
                                         --------------------------------------
Average Annual Total Return(1)            1 Year         5 Years       10 Years
-------------------------------------------------------------------------------

          Class A (%)                       5.18           10.42        12.17
          Class B (%)                       4.56           10.42        12.27
          Class C (%)                       8.32           10.61        12.27
          Class S (%)                      10.54           11.67        12.81
          Russell 1000 Growth Index (%)    30.49           18.42        17.94
          S&P 500 Index (%)                33.35           20.25        18.02
          Lipper Growth Funds Index (%)    28.08           17.08        16.08



                                                                      Years ended December 31
                                       -------------------------------------------------------------------------------------
Class A Year-by-Year Total Return(1)   1988      1989       1990      1991     1992   1993     1994     1995    1996   1997
----------------------------------------------------------------------------------------------------------------------------
(10%)                                  9.27     39.83      (6.16)    26.77     5.71   8.68    (3.83)   32.57   12.65  10.14
  0%
 10%
 20%
 40%
 30%


(1) Fund returns include performance from before the creation of share classes in 1993. Because Classes A, B and C involve higher marketing/service (12b-1) fees (as described on page 5), performance since that time is somewhat lower for these classes.

                                                                              11
                                                                       ---------
[Graphic of    Understanding
magnifying     Performance
glass]         and Volatility

The information on the opposite page is designed to show two aspects of the fund's track record:

[bullet] Average annual total return is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate. Average annual total return includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

[bullet] The graph of the year-by-year returns shows how volatile the fund has been: how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The graph includes the effects of fund expenses, but not sales charges.

Also included are three independent measures of performance. Two are unmanaged stock indices: the S&P 500 (officially, the "Standard & Poor's 500 Composite Stock Price Index"), which includes 500 domestic stocks, and the Russell 1000 Growth Index, which contains only those stocks within the complete Russell 1000 Index (a large company index) that show above-average growth. The Lipper Growth Funds Index shows the performance of a category of mutual funds with similar goals. This index, which is unmanaged, shows you how well the fund has done compared to competing funds.

While the fund does not seek to match the returns or the volatility of any index, these indices can be used as rough guides when gauging the return of this and other investments. When making comparisons, keep in mind that none of the indices includes the effect of sales charges. Also, even if your stock portfolio were identical to the S&P 500 or the Russell 1000 Growth, your returns would always be lower, because these indices don't include brokerage and administrative expenses.

12                                Your Account
--------------------------------------------------------------------------------
[Graphic of a Key]  Opening an Account

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.



[Graphic of a checklist] Choosing a Share Class


The fund offers four share classes, each with its own sales charge and expense structure.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you


Class A -- Front Load

[bullet] Initial sales charge of 4.5% or less; schedule on page 14
[bullet] Lower sales charges for larger investments; see sidebar on facing page and sales charge schedule
[bullet] Lower annual expenses than Class B or C shares due to lower marketing/service (12b-1) fee of 0.25%


Class B -- Back Load

[bullet] No initial sales charge
[bullet] Deferred sales charge of 5% or less on shares you sell within five years; schedule on page 14
[bullet] Annual marketing/service (12b-1) fee
[bullet] Automatic conversion to Class A shares after eight years, reducing future annual expenses


Class C(1) -- Level Load

[bullet] No initial sales charge
[bullet] Deferred sales charge of 1%, paid if you sell shares within one year of purchase
[bullet] Lower deferred sales charge than Class B shares
[bullet] Annual marketing/service (12b-1) fee
[bullet] No conversion to Class A shares after eight years, so annual expenses do not decrease


(1) Before November 1, 1997, these were designated
    Class D.

                                                                              13
                                                                     -----------

may want to consider Class B shares (if investing for at least five years) or Class C shares (if investing for less than five years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.


[Graphic of magnifying glass]

Class A Sales
Charge Reductions
and Waivers

[bullet] Substantial investments receive lower sales charge rates; see information on the following page.

[bullet] The "right of accumulation" allows you to include your existing State
         Street Research investments (except Money Market Fund Class E shares) as part of your current investment for sales charge purposes.

[bullet] A "letter of intent" allows you to count all investments in this or other State Street Research funds over the next 13 months as if you were making them all at once, for purposes of calculating sales charges.

To take advantage of right of accumulation or letter of intent waivers, consult your financial professional or State Street Research.


Class S(2) -- No Load

[bullet] No sales charges of any kind

[bullet] No marketing/service (12b-1) fees; annual expenses are lower than other share classes

[bullet] Available through certain retirement accounts, advisory accounts of the investment manager and special programs, including broker programs with recordkeeping and other services; these programs usually involve special conditions and separate fees (contact your financial professional for information).

(2) Before November 1, 1997, these were designated Class C.

14                           Your Account continued
--------------------------------------------------------------------------------

Sales Charges

Class A -- Front Load

when you invest                this % is           which equals
this amount                    deducted            this % of
                               for sales           your net
                               charges             investment
---------------------------------------------------------------
  Up to $99,999                  4.50                 4.71
  $100,000 - $249,999            3.50                 3.63
  $250,000 - $499,999            2.50                 2.56
  $500,000 - $999,999            2.00                 2.04
  $1 million or more                 see next column

With Class A shares, you pay a sales charge only when you buy shares.


If you are investing $1 million or more (either as a lump sum or through any of the methods described on the previous page), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) if you sell any shares you have held for less than one year. Policies regarding the calculation of the CDSC are the same as for Class B.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (contact your financial professional for information).


Class B -- Back Load

                                this % of net asset value
when you sell shares            at the time of purchase (or
in this year after you          of sale, if lower) is deduct-
bought them                     ed from your proceeds
-------------------------------------------------------------
  First year                                5.00
  Second year                               4.00
  Third year                                3.00
  Fourth year                               3.00
  Fifth year                                2.00
  Sixth year or later                       None

With Class B shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less, as described in the table above. Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the

                                                                              15
                                                                        --------

date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for mandatory retirement distributions or because of disability or death. Consult your financial professional or the State Street Research Service Center.

Class B shares automatically convert to Class A shares after eight years, lowering your annual expenses from that time on.



Class C (Formerly Class D) -- Level Load

                                this % of net asset value
when you sell shares            at the time of purchase (or
in this year after you          of sale, if lower) is deduct-
bought them                     ed from your proceeds
-------------------------------------------------------------
  First year                    1.00
  Second year or later          None

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. Policies regarding the calculation of the CDSC are the same as for Class B.

Class C shares currently have the same annual expenses as Class B shares, but never convert to Class A shares (with their lower annual expenses).


Class S (Formerly Class C) -- No Load

Class S shares have no sales charges or CDSC.

16                           Your Account continued
--------------------------------------------------------------------------------

[Graphic of Cash Register]

Policies for
Buying Shares

Once you have chosen a share class, the next step is to determine the amount you want to invest.


Minimum Initial Investments:

[bullet] $1,000 for accounts that use the Investamatic program

[bullet] $2,000 for Individual Retirement Accounts

[bullet] $2,500 for all other accounts


Minimum Additional Investments:

[bullet] $50 for any account

Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

Timing of Requests All requests received by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Orders received after 4:00 p.m. will be executed the following day, at that day's closing share price.

Wire Transactions Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. Your bank may charge a fee for wiring money.

                                  Buying Shares                              17
--------------------------------------------------------------------------------

[Graphic of Briefcase]    To Open an Account                            To Add to an Account

Through a                 Contact your financial professional.          Contact your financial professional.
Financial
Professional


By Mail                   Make your check payable to "State Street      Fill out the investment stub from an
   [Graphic of Mailbox]   Research Funds." Forward the check and        account statement, or indicate the fund
                          your application to State Street              name and account number on your check.
                          Research.                                     Make your check payable to "State Street
                                                                        Research Funds." Forward the check and
                                                                        stub to State Street Research.


[Graphic of Building]     Forward your application to State Street      Call State Street Research to obtain a
                          Research, then call to obtain an account      control number. Instruct your bank to
By Federal                number. Wire funds using the                  wire funds to:
Funds Wire                instructions at right.                        [bullet] State Street Bank and Trust Company, Boston, MA
                                                                        [bullet] ABA: 011000028
                                                                        [bullet] BNF: fund name and share class you want to buy
                                                                        [bullet] AC: 99029761
                                                                        [bullet] OBI: your name and your account number
                                                                        [bullet] Control: the number given to you
                                                                                 by State Street Research


[Graphic of Plug]         Verify that your bank is a member of the      Call State Street Research to verify
                          ACH (Automated Clearing House) system.        that the necessary bank information is
By Electronic             Forward your application to State Street      on file for your account. If it is, you
Funds Transfer            Research. Please be sure to include the       may request a transfer with the same
(ACH)                     appropriate bank information. Call State      phone call. If not, please ask State
                          Street Research to request a purchase.        Street Research to provide you with an
                                                                        EZ Trader application.


[Graphic of an            Forward your application, with all            Call State Street Research to verify
application]              appropriate sections completed, to State      that Investamatic is in place on your
By Investamatic           Street Research, along with a check for       account, or to request a form to add it.
                          your initial investment payable to            Investments are automatic once
                          "State Street Research Funds."                Investamatic is in place.




By Exchange               Call State Street Research or visit our       Call State Street Research or visit our
   [Graphic of Arrows]    Web site.                                     Web site.


                          State Street Research Service Center  PO Box 8408, Boston, MA 02266-8408       Internet www.ssrfunds.com
                          Call toll-free: 1-800-562-0032  (business days 8:00 a.m. - 6:00 p.m., eastern time)

18                           Your Account continued
--------------------------------------------------------------------------------

[Graphic of Adding Machine]

Policies for
Selling Shares

Circumstances that Require Written Requests Please submit instructions in writing when any of the following apply:

[bullet] you are selling more than $100,000 worth of shares

[bullet] the name or address on the account has changed within the last 30 days

[bullet] you want the proceeds to go to a name or address not on the account registration

[bullet] you are transferring shares to an account with a different registration or share class

[bullet] you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

         corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

Incomplete Sell Requests State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

Timing of Requests All requests received in good order by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Requests received after 4:00 p.m. will be executed the following day, at that day's closing share price.


Wire Transactions Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

Selling Recently Purchased Shares If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                                 Selling Shares                               19
--------------------------------------------------------------------------------

                             To Sell Some or All of Your Shares
[Graphic of Briefcase]
                             Contact your financial professional.
Through a
Financial
Professional


By Mail                      Send a letter of instruction, an endorsed stock
  [Graphic of Mailbox]       power or share certificates (if you hold
                             certificate shares) to State Street Research.
                             Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required (see facing page).


[Graphic of Building]        Check with State Street Research to make sure that
By Federal                   a wire redemption privilege, including a bank
Funds Wire                   designation, is in place on your account. Once
                             this is established, you may place your request to sell shares with State Street Research. Proceeds will be wired to your pre-designated bank account.
                             (See "Wire Transactions" on facing page.)


[Graphic of Plug]            Check with State Street Research to make sure
By Electronic                that the EZ Trader feature, including a bank
Funds Transfer               designation, is in place on your account. Once
(ACH)                        this is established, you may place your request to
                             sell shares with State Street Research. Proceeds will be sent to your pre-designated bank account.


[Graphic of Phone]           As long as the transaction does not require a
By Telephone                 written request (see facing page), you or your
                             financial professional can sell shares by calling
                             State Street Research. A check will be mailed to you on the following business day.


By Exchange                  Read the prospectus for the fund into which you
[Graphic of Arrows]          are exchanging. Call State Street Research or
                             visit our Web site.


[Graphic of Pad]             See plan information on page 23.
By Systematic
Withdrawal Plan


State Street Research Service Center PO Box 8408, Boston, MA 02266-8408 Internet www.ssrfunds.com

Call toll-free: 1-800-562-0032 (business days 8:00 a.m. - 6:00 p.m., eastern time)

20                           Your Account continued
--------------------------------------------------------------------------------
[Graphic of papers] Account Policies

The Fund's Business Hours The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

Calculating Share Price The fund calculates its net asset value per share (NAV) every business day at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. eastern time). Each class's share price is calculated by dividing its net assets by the number of its shares outstanding.

Telephone Requests When you open an account you automatically receive telephone privileges, allowing you to place requests on your account by telephone. Your financial professional can also use these privileges to request exchanges on your account and, with your written permission, redemptions. For your protection, all telephone calls are recorded.

As long as State Street Research takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time.

Exchange Privileges There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class as your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may

                                                                              21
                                                                         -------

limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

Accounts with Low Balances If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or may deduct an annual maintenance fee (currently $18).

Reinstating Recently Sold Shares For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.


[Graphic of Uncle Sam] Distributions and Taxes

Income and Capital Gains Distributions The fund typically distributes its net income and net capital gains, if any, around the end of the fund's fiscal year, which is December 31.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account, or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

22                           Your Account continued
--------------------------------------------------------------------------------

[Graphic of magnifying glass] Tax Considerations

Unless your investment is in a tax-deferred account, you may want to avoid:

[bullet] investing a large amount in the fund close to the end of its fiscal year (if the fund makes a capital gains distribution, you will receive some of your investment back as a taxable distribution)

[bullet] selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after that sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss)

Tax Effects of Distributions and Transactions In general, any dividends and short-term capital gain distributions you receive from the fund are taxable as ordinary income. Distributions of other capital gains are generally taxable as capital gains. This is true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash.

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

Backup Withholding By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

                                                                              23
                                                                         -------

[Graphic of hands] Investor Services

Investamatic Program Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments, and you can skip an investment with three days notice. Not available with Class S shares.

Systematic Withdrawal Plan This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 8% of your fund assets a year without incurring any contingent deferred sales charges. Certain terms and minimums apply.

Dividend Allocation Plan This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

Automatic Bank Connection This plan lets you route any distributions or Systematic Withdrawal Plan payments directly to your bank account.

State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees. Call 1-800-562-0032 for information on retirement plans or any of the services described above.

24                                Fund Details
--------------------------------------------------------------------------------


[Graphic of pillar] Business Structure


Originally formed in 1960, the fund was reorganized in 1989 as a diversified series of State Street Research Growth Trust, an open-end management investment company that is organized as a Massachusetts business trust. The fund began offering its shares to the public on a continuous basis in 1993.

A board of trustees representing shareholder interests oversees the fund's operations, including the hiring of the investment manager and other service providers. The fund does not hold regular shareholder meetings, but may call meetings when matters arise that require shareholder approval. These may include amendments to the investment management agreement, the election of trustees or proposed changes in the fund's fundamental goal, which cannot be changed without shareholder approval.

The investment manager is responsible for the fund's investment and business activities, and receives the management fee (0.475% of fund assets, annually) as compensation.

The investment manager and the distributor are subsidiaries of Metropolitan Life Insurance Company.

Brokers for Portfolio Trades
When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider a broker's sales of fund shares.

Investment Manager
State Street Research & Management Company
One Financial Center, Boston, MA 02111

Distributor
State Street Research Investment Services, Inc.
One Financial Center, Boston, MA 02111

Service Center
State Street Research Service Center
P.O. Box 8408, Boston, MA 02266

Custodian
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

                                                                              25
                                                                          ------

[Graphic of check] Dealer Compensation

Dealers who sell shares of the fund and perform services for fund investors receive sales commissions and annual fees. These are paid by the fund's distributor, using money from sales charges, marketing/service (12b-1) fees and its other resources.

Maximum Dealer Compensation           Class A    Class B     Class C    Class S
-------------------------------------------------------------------------------
  Initial commission (%)                --         4.00         1.00      0.00
  Investments up to $100,000 (%)       4.00         --           --        --
  $100,000 - $249,999 (%)              3.00         --           --        --
  $250,000 - $499,999 (%)              2.00         --           --        --
  $500,000 - $999,999 (%)              1.75         --           --        --
  First $1-3 million (%)               1.00(1)      --           --        --
  Next $2 million (%)                  0.50(1)      --           --        --
  Next $1 and above (%)                0.25(1)      --           --        --
  Annual fee (%)                       0.25        0.25         0.90      0.00



Additional Policies Please note that the fund maintains additional policies and reserves certain rights, including:

[bullet] The fund may vary its initial or additional investments in the case of exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs.

[bullet] All orders to purchase shares are subject to acceptance by the fund.

[bullet] At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares.

[bullet] To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly.

[bullet] Dealers may impose a transaction fee on the purchase or sale of shares by shareholders.

[bullet] The distributor may pay its affiliate MetLife Securities, Inc.
         additional compensation of up to 0.25% of certain sales or assets.


(1) If your broker declines this commission, the one-year CDSC on your investment is waived.

26                         Other Securities and Risks
--------------------------------------------------------------------------------

[Graphic of security]


Other Securities
and Risks

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 2. Below are brief descriptions of other securities and practices, along with their associated risks. A table of limitations follows.

Foreign Investments Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. The trust may use foreign currencies and related instruments to hedge its foreign investments.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Derivatives Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security or an index. The trust may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite

                                                                              27
                                                                          ------

position). The trust may also use derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the trust's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With all derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the trust.

Securities Lending The fund may seek additional income by lending portfolio securities to qualified institutions. By reinvesting the collateral it receives in these transactions, the fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the fund could lose money.

When-issued Securities The fund may invest in securities prior to the date of their issue. These securities could fall in value prior to the time they are actually issued, which may be anytime from a few days to over a year.

Restricted and Illiquid Securities Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

28                    Other Securities and Risks continued
--------------------------------------------------------------------------------

Repurchase Agreements The fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the fund could lose money.

Bonds The value of any bonds held by the fund is likely to decline when interest rates rise; the risk is greater for bonds with longer maturities. A less significant risk is that a bond issuer could default on principal or interest payments, causing a loss for the fund.

Defensive Investing During unusual market conditions, the fund may place up to 100% of total assets in cash or quality short-term debt securities.


Investment Limitations

                                                    Limitations at the time of investment
                                                    -------------------------------------
Practice                                             % of total assets   % of net assets
-----------------------------------------------------------------------------------------
  Investing in securities of any given issuer
  (other than the U.S. government and its agencies)(1)         5(2)             --
  Investing in any given industry(1)                          25                --
  Lending securities                                          33-1\3            --
  Lending money(1)                                        Prohibited            --
  Repurchase agreements                                                        30
  Swap arrangements                                           --                5

Security
----------------------------------------------------------------------------------------
  Commodity futures contracts and options contracts
  (for non-hedging purposes)                                  --                5(3)
  Other options contracts (for non-hedging purposes)          --                5(3)
  Illiquid securities                                         --               15(4)
  Restricted securities                                       10(5)             --
  Foreign securities                                          35(6)             --

(1) Fundamental policy; may not be changed without shareholder approval.

(2) Applies only to 75% of fund's total assets. The fund is also prohibited from investing in more than 10% of an issuer's securities.

(3) Initial margin deposits plus premiums may not exceed 5% of the market value of the fund's net assets in non-hedging transactions. No limits apply when used in hedging strategies.

(4) Includes repurchase agreements extending over more than seven days.

(5) Does not include Rule 144A securities.

(6) Applies to all direct and indirect interests in securities of non-U.S. issuers.

                                     Notes                                    29
--------------------------------------------------------------------------------

                           For Additional Information
-------------------------------------------------------------------------------


You can obtain a free copy of the
current annual/semiannual report
or SAI by contacting:

[STATE STREET RESEARCH LOGO]
Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-800-562-0032
Internet: www.ssrfunds.com

Or you can visit the SEC Web site at:
www.sec.gov

Control Number: xxxx-xxxxxx(xxxx)SSR-LD

You can find additional information on the fund's structure and its performance in the following documents:

Annual/Semiannual Reports While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants.

Statement of Additional Information (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. It also includes the most recent annual report and the independent accountants' report. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

prospectus
--------------
EIN-xxxx-xxxxx

                        STATE STREET RESEARCH GROWTH FUND

                                   a Series of

                       STATE STREET RESEARCH GROWTH TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 1998

                                TABLE OF CONTENTS

                                                                   Page
                                                                   ----
INVESTMENT OBJECTIVE................................................2

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS.....................2

ADDITIONAL INFORMATION CONCERNING
    CERTAIN INVESTMENT TECHNIQUES...................................5

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS....................15

THE TRUST, THE FUND AND ITS SHARES.................................20

TRUSTEES AND OFFICERS..............................................22

INVESTMENT ADVISORY SERVICES.......................................26

PURCHASE AND REDEMPTION OF SHARES..................................27

SHAREHOLDER ACCOUNTS...............................................33

NET ASSET VALUE....................................................37

PORTFOLIO TRANSACTIONS.............................................39

CERTAIN TAX MATTERS................................................42

DISTRIBUTION OF SHARES OF THE FUND.................................44

CALCULATION OF PERFORMANCE DATA....................................50

CUSTODIAN..........................................................53

INDEPENDENT ACCOUNTANTS............................................54

FINANCIAL STATEMENTS...............................................54

        The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Growth Fund (the "Fund") dated May 1, 1998, which may be obtained without charge from the offices of State Street Research Growth Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.
CONTROL NUMBER: 12850-970131(0298)SSR-LD                           CF-879D-0198



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                              INVESTMENT OBJECTIVE


        As set forth under "The Fund--Goal and Strategy--Fundamental Goal" in the Prospectus of State Street Research Growth Fund (the "Fund"), the Fund's investment goal, which is to provide long-term growth of capital, is fundamental and may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.)



                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS


        As set forth under "Growth Fund--Portfolio Risks" and "Other Securities and Risks" in the Fund's Prospectus, the Fund has adopted certain investment restrictions, and those investment restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund. Restrictions that are not fundamental may be changed by a vote of a majority of the Trustees of the Trust.

        The Fund's fundamental investment restrictions are set forth below. Under these restrictions, it is the Fund's policy:


        (1) not to purchase for its portfolio the securities of any issuer if such purchase at the time thereof would cause less than seventy five percent (75%) of the total assets of the Fund to be invested in cash and cash items including receivables), government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than five percent (5%) of said total assets of the Fund;

        (2) not to purchase for its portfolio the securities of any one issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer (as disclosed by the last available financial statement of such issuer) to be held by the Fund;

        (3) not to issue senior securities except that this restriction shall not apply to the establishment of multiple classes of shares of the Fund or other issuance of any

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               securities or related actions that may be construed to involve senior securities otherwise permitted by law and regulatory authorities;

        (4) not to underwrite or participate in the marketing of securities of other issuers, except the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities [as a matter of interpretation, which is not part of the fundamental policy, this restriction does not apply to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws];

        (5) not to invest in or hold for investment any real property [as a matter of interpretation, which is not part of the fundamental policy, this restriction does not apply to the extent the Fund purchases or sells other interests in real estate including securities which are secured by real estate, or securities of companies which own or invest or deal in real estate];

        (6) not to invest in commodities or commodity contracts in excess of 10% of the Fund's total assets, except that investments in foreign currencies, forward contracts, futures contracts and options on futures contracts on securities, securities indices and foreign currencies shall not be deemed an investment in commodities or commodities contracts;

        (7) not to lend money, except that the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

        (8) not to make any investment which would cause more than 25% of the Fund's total assets, taken at market value, to be invested in any one industry [as a matter of interpretation, which is not part of the fundamental policy, under this restriction, (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry,
               (c) finance companies will be classified according to the industries of their parent companies, and (d) securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities (including repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations) shall be excluded];


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         (9)   not to borrow money, except that the Board of Trustees may authorize the borrowing of money on an unsecured basis for the general purposes of the Fund and may authorize the issue therefor of notes or debentures, but no money shall be borrowed for the Fund except pursuant to the authority of the Board of Trustees, and no borrowings for the Fund shall be authorized to an aggregate amount greater than 10% of the net assets of the Fund [as a matter of interpretation, which is not part of the fundamental policy, this restriction is deemed to include reverse repurchase agreements, and as a current nonfundamental policy, the Fund will not borrow money except from banks for extraordinary and emergency purposes, such as to permit redemption requests to be honored, and except the use of funds in the clearance of portfolio transactions may be regarded as borrowing];

        (10) not to purchase securities on margin or make a short sale of any securities;

        (11) not to purchase for its portfolio securities of companies which have a record of less than three (3) years' continuous operation if such purchase at the time thereof would cause more than 5% of the total assets of the Fund to be invested in the securities of such company or companies; such period of three years may include the operation of any predecessor company or companies, partnership or individual enterprise, if the company whose securities are taken as an investment for funds of the Fund, has come into existence as a result of a merger, consolidation, reorganization, or the purchase of substantially all the assets of such predecessor company or companies, partnership or individual enterprise; and

        (12) not to purchase for, or retain in, its portfolio any securities issued by an issuer any of whose officers, directors or security holders is an Officer, Trustee or Director of the Trust or of the investment adviser of the Fund if, to the knowledge of the Trust, one or more of the Officers, Trustees or Directors of the Trust or of its investment adviser own beneficially more than one-half of one percent (0.5%) of the shares or securities or both (taken at market value) of such issuer and all such Officers and Directors owning more than one-half of one percent (0.5%) of such shares or securities together own beneficially more than five percent (5%) of such shares or securities or both (taken at market value); and if the Secretary of the Trust shall have requested all Officers, Trustees and Directors of the Trust and of its investment adviser to notify the Trust at least quarter annually as to their ownership interest in the securities held by the Fund, then the Fund shall not be charged with knowledge of any such ownership interest in the absence of receiving such notice.


        The following investment restrictions are not fundamental. Under these restrictions, it is the Fund's policy:

        (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

        (2) not to engage in transactions in options except in connection with options on securities, securities indices and foreign currencies, and options on futures contracts on securities, securities indices and foreign currencies;

        (3) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings (for the purpose of this restriction, futures, options and forward commitments, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of such investments, are not deemed to involve a hypothecation, mortgage or pledge of assets);

        (4) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange; and

        (5) not to invest in companies for the purpose of exercising control over their management, although the Fund may from time to time present its views on various matters to the management of issuers in which it holds investments.


                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

Derivatives

        The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

        Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market

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value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Investment Manager anticipates unusually high or low market volatility.

        The Investment Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.



        Futures Contracts. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

        The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

        Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

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        At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.


        In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

        Options. The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.



        Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

        The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.



        The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put

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option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.


        Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

        A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.



        Options on Futures Contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.



        Limitations and Risks of Options and Futures Activity. The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

        As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.



        Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend on the ability of the Investment Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a

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relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.



        Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.



        Swaps. The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

        The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

        Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

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        These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.


Currency Transactions


        The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Repurchase Agreements


        The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets.


Reverse Repurchase Agreements


        The Fund may enter into reverse repurchase agreements. However, the Fund may not engage in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

        When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.


When-Issued Securities


        The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.


Restricted Securities


        It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

        Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.


Foreign Investments


        The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.

        ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

        ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

        The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

        These risks are usually higher in less-developed countries. Such countries include countries that have an emerging stock market that trades a small number of securities and/or countries with economies that are based on only a few industries. The Fund may also invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economies.



Securities Lending


        The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.



        The Fund will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager or its agents to be of good financial standing.


Short-Term Trading


        The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.


Temporary and Defensive Investments


        The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.


Industry Classifications


        In determining how much of the Fund's portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes private pools of nongovernment backed mortgages.



Basic Industries                        Consumer Staple                    Science & Technology
---------------                         ---------------                    --------------------
Chemical                                Business Service                   Aerospace
Diversified                             Container                          Computer Software
Electrical Equipment                    Drug                                & Service
Forest Products                         Food & Beverage                    Electronic Components
Machinery                               Hospital Supply                    Electronic Equipment
Metal & Mining                          Personal Care                      Office Equipment
Railroad                                Printing & Publishing
Truckers                                Tobacco

Utility                                 Energy                             Consumer Cyclical
------                                  ------                             -----------------
Electric                                Oil Refining & Marketing           Airline
Gas                                     Oil Production                     Automotive
Gas Transmission                        Oil Service                        Building
Telephone                                                                  Hotel & Restaurant
                                                                           Photography
Other                                   Finance                            Recreation
-----                                   -------                            Retail Trade
Trust Certificates--                    Bank                               Textile & Apparel
 Government Related Lending             Financial Service
Asset-backed--Mortgages                  Insurance
Asset-backed--Credit Card
 Receivables

                 DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS


         The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

         Managing Volatility. In administering the Fund's portfolio, the Investment Manager attempts to manage volatility in part by managing the duration and weighted average maturity of the Fund's bond position.

         Duration is an indicator of the expected volatility of a bond position in response to changes in interest rates. In calculating duration, the Fund measures the average time required to receive all cash flows associated with those debt securities held in the Fund's portfolio -- representing payments of principal and interest -- by considering the timing, frequency and amount of payment expected from each portfolio security. The higher the duration, the greater the gains and losses when interest rates change. Duration generally is a more accurate measure of potential volatility with a portfolio composed of high-quality debt securities, such as U.S. government securities, municipal securities and high-grade U.S. corporate bonds, than with lower-grade securities.

         The Investment Manager may use several methods to manage the duration of the Fund's bond position in order to increase or decrease its exposure to changes in interest rates. First, the Investment Manager may adjust portfolio duration by adjusting the mix of debt securities held by the Fund. For example, if the Investment Manager intends to shorten duration, it may sell debt instruments that individually have a long duration and purchase other debt instruments that individually have a shorter duration. Among the factors that will affect a debt security's duration are the length of time to maturity, the timing of interest and principal payments, and whether the terms of the security give the issuer of the security the right to call the security prior to maturity. Second, the Investment Manager may adjust bond portfolio duration using derivative transactions, especially with interest rates futures and options contracts. For example, if the Investment Manager wants to lengthen the duration of the Fund's bond position, it could purchase interest rate futures contracts instead of buying longer-term bonds or selling shorter-term bonds. Similarly, during periods of lower interest rate volatility, the Investment Manager may use a technique to extend duration in the event rates rise by writing an out-of-the-money put option and receiving premium income with the expectation that the option could be exercised. In managing duration, the use of such derivatives may be faster and more efficient than trading specific portfolio securities.

         Weighted average maturity is another indicator of potential volatility used by the Investment Manager with respect to the Fund's bond portfolio, although for certain types of debt securities, such as high quality debt securities, it is not as accurate as duration in quantifying potential volatility. Weighted average maturity is the average of all maturities of the individual debt securities held by the Fund, weighted by the market value of each security. Generally, the longer the weighted average maturity, the more bond prices will vary in response to changes in interest rates.



         U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S.

Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

         o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

         o obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

         o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.



         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.


         U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.


         Bank Money Investments. Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.


         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.


         Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.



         Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's.



         Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)



         The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.



         In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the

Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.



         Rating Categories of Debt Securities. Set forth below is a description of S&P corporate bond and debenture rating categories for securities which are deemed to be investment grade:

         AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only (IO) and principal only (PO) mortgage securities.

         Set forth below is a description of Moody's corporate bond and debenture ratings categories for securities which are deemed to be investment grade:

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are-generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally know as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger then in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


         1, 2, or 3: The ratings from Aa through Baa may be modified by the addition of a numeral indicating a bond's rank within its major rating category.



                       THE TRUST, THE FUND AND ITS SHARES

         State Street Research Growth Trust is currently comprised of only one series: State Street Research Growth Fund. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series.

         The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class S shares. Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

         Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges. Except for those differences between classes of shares described above, in the Fund's Prospectus and otherwise this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund, and when issued, is fully paid and nonassessable by the Fund.

         The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material, adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

         Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

         Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

                              TRUSTEES AND OFFICERS


         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

         *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 59. His principal occupation is currently, and during the past five years has been, Executive Vice President of State Street Research & Management Company. Mr. Bennett is also a Director of State Street Research & Management Company. Mr. Bennett's other principal business affiliations include Director, State Street Research Investment Services, Inc. and Executive Vice President, GFM International Investors Limited, Inc.

         +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 60. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

         +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 71. He is engaged principally in private investments and civic affairs and is an author of business history. Previously, he was with an affiliate of J.P. Morgan Co. in New York.

         +Robert A. Lawrence, 175 Federal Street, Boston, MA 02110, serves as Trustee of the Trust. He is 71. He is retired and was formerly a Partner in Saltonstall & Co., a private investment firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 47. His principal occupation is currently, and during the past five years has been, Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc. and Executive Vice President, Chief Financial Officer, Administrative Officer and Director, GFM International Investors Limited, Inc.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 42. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management


-------------------

* or +, see footnotes on page 24.
                                       22

Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc. and Executive Vice President and General Counsel, GFM International Investors Limited, Inc.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 66. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 59. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
60. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 55. His principal occupation is currently, and during the past five years has been, Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc. (and until February 1996, prior positions as President and Chief Executive Officer of that company) and Chairman of the Board, President, and Chief Executive Officer and Director of GFM International Investors Limited, Inc.

         *+Dudley F. Wade, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 79. His principal occupation during the past five years has been Senior Vice President of State Street Research & Management Company.

         *+James M. Weiss, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 51. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as President and Chief Investment Officer of IDS Advisory Group, Inc.



-------------------

* or +, see footnotes on page 24.
                                       23

         *+Kennard Woodworth, Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 59. His principal occupation is Senior Vice President of State Street Research & Management Company.

-----------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Trustee/Director and/or officer of one or more of the following investment companies, each of which has an advisory relationship with the Investment Manager or its parent, Metropolitan Life Insurance Company ("Metropolitan"): State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         As of January 31, 1998, the Trustees and principal officers of the Trust owned as a group approximately ___% of the outstanding Class A shares of the Fund and less than __% of the outstanding Class S shares of the Fund. The Trustees and principal officers owned none of the Fund's outstanding Class B or Class C shares.

         Record ownership of shares of the Fund as of January 31, 1998 was as follows:

Class                  Holder                         % of Class
----                   ------                         ----------
B                      Merrill Lynch                     28.60
C(a)                   Merrill Lynch                     60.20

         The full name and address of the above person or institution is:

         Merrill Lynch, Pierce, Fenner & Smith Incorporated (b)
         4800 Deerlake Drive East
         Jacksonville, FL  32246


         Ownership of 25% or more of a voting security is deemed "control," as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

-------------------

(a) Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

(b) The Fund believes that each named recordholder does not have beneficial ownership of such shares.

         The Trustees were compensated as follows:


                                                                 Total
                                                             Compensation
                                 Aggregate                    From Trust
   Name of                     Compensation                and Complex Paid
   Trustee                     From Trust(a)                to Trustees (b)
   -------                     ------------                ----------------
Steve A. Garban                    $3,165                      $
Malcolm T. Hopkins                 $3,465                      $
Edward M. Lamont                   $4,000                      $
Robert A. Lawrence                 $4,100                      $
Dean O. Morton                     $4,300                      $
Toby Rosenblatt                    $4,000                      $
Michael S. Scott Morton            $4,600                      $
Ralph F. Verni                     $    0                      $      0

(a) For the Fund's fiscal year ended December 31, 1997. See "The Trust, the Fund and its Shares" in this Statement of Additional Information for a listing of series.

(b) Includes compensation on behalf of all series of 12 investment companies for which the Investment Manager or its parent, Metropolitan served as investment adviser. "Total Compensation from Trust and Complex Paid to Trustees" for the 12 months ended December 31, 1997. The Trust does not provide any pension or retirement benefits for the Trustees.



                          INVESTMENT ADVISORY SERVICES


         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924.

         Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.

         The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan").


         The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.475% of the net assets of the Fund.

         The advisory fees paid by the Fund to the Investment Manager for the last three fiscal years, prior to the assumption of fees or expenses, were as follows: 1997, $1,125,505; 1996, $1,100,839; and 1995, $1,089,143.

         The Advisory Contract provides that it will continue from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Contract or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which the Fund's shares may be purchased.

         Under the Code of Ethics of the Investment Manager, personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such personnel must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.



                        PURCHASE AND REDEMPTION OF SHARES


         Shares of the Fund are distributed by State Street Research Investment Services, Inc., the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class C shares). General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Your Account" in the Prospectus. The following supplements that information.



         Public Offering Price. The public offering price for each class of shares is based on their net asset value determined as of the close of regular trading on the NYSE on the day the purchase order is received by State Street Research Service Center (the "Service Center"), provided that the order is received prior to the close of regular trading on the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.



         Class A Shares--Reduced Sales Charges. The reduced sales charges set forth under "Your Account--Class A Sales Charge Reductions and Waivers" in the Fund's Prospectus apply to purchases made at any one time by any "person," which includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.



         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" (which include the Fund and other funds as designated by the Distributor from time to time) within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.


         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances.



         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.



         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.



         Other Programs Related to Class A Shares. Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

         In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and person: (A) the Investment Manager, Distributor or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and
(C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.



         Conversion of Class B Shares to Class A Shares. A shareholder's Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.



         Contingent Deferred Sales Charges. The amount of any contingent deferred sales charge paid on Class A shares (on sales of $1 million or more and which do not involve an initial sales charge) or on Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B shares and receive in lieu thereof a 1% annual fee with respect to such outstanding shares until the shares convert to Class A shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B and Class C shares without an initial sales charge.

         In determining the applicability and rate of any contingent deferred sales charge of Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by shareholder for the longest period of time. Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.



         Contingent Deferred Sales Charge Waivers. With respect to Class A shares (on sales of $1 million or more and which do not involve an initial sales charge), and Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans (e.g., age 70 70-1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and
(iii) a redemption resulting from a tax-free return of an excess contribution to an Individual Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund). The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.



         Class S Shares. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10 million); and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by Metropolitan, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations.


         Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.


         Systematic Withdrawal Plan. A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

         In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Systematic Withdrawal Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Systematic Withdrawal Plan was initiated, whichever is higher.

         Expenses of the Systematic Withdrawal Plan are borne by the Fund. A participating shareholder may withdraw from the Systematic Withdrawal Plan, and the Fund may terminate the Systematic Withdrawal Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Systematic Withdrawal Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program (see "Your Account--Investor Services--Investamatic Program" in the Fund's Prospectus) and the Systematic Withdrawal Plan at the same time.



         Request to Dealer to Repurchase. For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor.

         Signature Guarantees. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $100,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances.




         Dishonored Checks. If a purchaser's check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be canceled.

         Processing Charges. Purchases and redemptions processed through securities dealers may be subject to processing charges imposed by the securities dealer in addition to sales charges that may be imposed by the Fund or the Distributor.


                              SHAREHOLDER ACCOUNTS


         General information on shareholder accounts is included in the Fund's Prospectus under "Your Account." The following supplements that information.

         Maintenance Fees and Involuntary Redemption. Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntarily redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

         To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

         The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Purchase and Redemption of Shares" in this Statement of Additional Information.

         The Open Account System. Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class C shares will not be issued, while certificates representing Class A or Class S shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

         The Fund's Open Account System provides the following options:

         1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to "State Street Research Funds" under the terms set forth above under "Purchase and Redemption of Shares" in this Statement of Additional Information.

         2. The following methods of receiving dividends from investment income and distributions from capital gains generally are available:

                  (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

                  (b) All income dividends and capital gains distributions in cash.

                  (c) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "--Dividend Allocation Plan" herein.

         Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

         Exchange Privileges. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

         Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

         The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same telephone privileges with respect to the Fund (see "Your Account--Account Policies--Telephone Requests" in the Fund's Prospectus and "--Telephone Privileges," below) as the existing account unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

         The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact the Service Center.

         Reinvestment Privilege. A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

         Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund.

         Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

         Telephone Privileges. A shareholder with telephone privileges that are offered with his or her Account (see "Your Account--Account Policies--Telephone Requests") is deemed to authorize the Service Center and the Transfer Agent to:
(1) act upon the telephone instructions of any person purporting to be the shareholder or the shareholder's financial professional to redeem or exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. Neither the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager nor the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

         Alternative Means of Contacting the Fund. It is unlikely, during periods of extraordinary market conditions, that a shareholder may have difficulty in reaching the Service Center. In that event, however, the shareholder should contact the Service Center at 1-800-562-0032, 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.


                                 NET ASSET VALUE


         The net asset value of the shares of the Fund is determined once daily as of the close of regular trading on the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.


         In determining the values of portfolio assets as provided below, the Trustees utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE.



         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers, Inc.'s (the "NASD") NASDAQ System are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.



         The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover


         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Fund's portfolio turnover rates for the fiscal years ended December 31, 1997 and 1996 were 258.99% and 237.85%, respectively.


Brokerage Allocation


         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.



         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those used for portfolio analysis and modeling in conjunction with certain trading systems and including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources) and portfolio evaluation services and relative performance of accounts. Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.



         In the case of the Fund and other registered investment companies advised by the Investment Manager or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients.







         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Among other measures, the Investment Manager's investment management personnel seek to evaluate the quality of research and other services received, and the results of this effort are made available to the equity trading department, which sometimes uses this information as consideration in the selection of brokers to execute portfolio transactions.


         Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and the Investment Manager pays for that portion directly from its own funds. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.


         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.



         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. Brokerage commissions paid by the Fund in secondary trading during the last three fiscal years were as follows: 1997, $1,122,012, 1996, $905,310 and 1995,
$981,788. The Investment Manager believes the amount of brokerage commissions paid by the Fund during the fiscal year ended December 31, 1997 was significantly higher than during the previous fiscal year because of increased levels of assets and increased market volatility, and the Investment Manager's efforts to restructure the portfolio and to take advantage of the resulting opportunities to purchase certain securities at attractive prices and to sell certain securities in order to realize gains.


         During and at the end of its most recent fiscal year, the Fund did not hold in its portfolio securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.


         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.


         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.


                               CERTAIN TAX MATTERS

Federal Income Taxation of Fund--in General


         The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, the Fund must, among other things,
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) satisfy certain diversification requirements; and (c) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).

         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed (or deemed distributed) on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute (or be deemed to have distributed) an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments

         Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.


         Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.



         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term, medium-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.


Federal Income Taxation of Shareholders


         Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

         Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.


                       DISTRIBUTION OF SHARES OF THE FUND


         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis

(Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers.

         Total sales charges on Class A shares paid to the Distributor for the last three fiscal years were as follows: 1997, $129,131; 1996, $275,526; and 1995, $26,227.

         For the same periods, the Distributor retained the following amounts after reallowance of concessions to dealers: 1997, $23,824; 1996, $35,003; and 1995, $3,476.

         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, managed fee-based programs and so-called "mutual fund supermarkets," among other programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.

         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class C shares of the Fund and paid initial commissions to securities dealers for sales of such Class A, Class B and Class C shares as follows:

                        Fiscal Year                        Fiscal Year                        Fiscal Year
                  Ended December 31, 1997            Ended December 31, 1996            Ended December 31, 1995
                  -----------------------            -----------------------            -----------------------

               Contingent       Commissions       Contingent       Commissions         Contingent     Commissions
                Deferred          Paid to          Deferred          Paid to            Deferred        Paid to
              Sales Charges       Dealers        Sales Charges       Dealers          Sales Charges     Dealers
              -------------      ----------      -------------      ----------        -------------    ----------
Class A         $     0          $112,609           $     0         $240,523           $     0          $ 22,751

Class B         $66,560          $365,912           $36,816         $737,511           $18,143          $306,316

Class C         $   508          $  3,969           $   250         $ 32,916           $   557          $ 16,698



         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class C shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal service to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal service by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class C shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.

         The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.

         The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

         Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class C shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. The distribution and servicing expenses of a particular class will be borne solely by that class. In addition, a rule of the NASD limits annual expenditures that the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time.


         The Distributor may pay certain dealers and other intermediaries additional compensation for sales and administrative services. The Distributor may provide cash and noncash incentives to intermediaries who, for example, sell significant amounts of shares or develop particular distribution channels. The Distributor may compensate dealers with clients who maintain their investments in the Fund over a period of years. The incentives can include merchandise and trips to, and attendance at, sales seminars at resorts. The Distributor may pay for administrative services, such as technological and computer systems support for the maintenance of pension plan participant records, for subaccounting, and for distribution through mutual fund supermarkets or similar arrangements.

         During the fiscal year ended December 31, 1997, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                                 Class A          Class B        Class C*
                                                 -------          -------        --------

Advertising                                      $ 1,102         $  8,012        $ 5,754

Printing and mailing of prospectuses to
other than current shareholders                      332            2,416          1,735

Compensation to dealers                           38,918          327,098         27,477

Compensation to sales
personnel                                          2,332           16,679         12,328

Interest                                               0                0              0

Carrying or other
financing charges                                      0                0              0

Other expenses:  marketing; general                1,119            8,129          5,852
                                                 -------         --------        -------

Total fees received                              $43,803         $362,334        $53,146
                                                 =======         ========        =======

-----------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.


         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                         CALCULATION OF PERFORMANCE DATA


         From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C or Class S shares to the performance of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as Standard & Poor's 500 Index, Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily. For example, the performance of the Fund might be compared to the Lipper Capital Appreciation Funds Index.

         The average annual total return ("standard total return") of the Class A, Class B, Class C and Class S shares of the Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations on March 16, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. The application of the additional Rule 12b-1 fees, if any, of up to 1% will, for periods after March 16, 1993, adversely affect Fund performance results. Thus, performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

         The performance data below reflect Rule 12b-1 fees and, where applicable, sales charges as follows:

                              Rule 12b-1 Fees                               Sales Charges
                          -------------------------------            --------------------------------

Class         Amount                     Period
-----         ------                     ------
A             0.25%            March 16, 1993 to present;              Maximum 4.5% sales charge
                               Fee will reduce performance             reflected
                               for periods after March 16,
                               1993

B             1.00%            March 18, 1993 to present; fee          1- and 5-year periods reflect a 5%
                               will reduce performance for             and a 2% contingent deferred sales
                               periods after March 18, 1993            charge, respectively

C*            1.00%            March 18, 1993 to present; fee          1-year period reflects a 1%
                               will reduce performance for             contingent deferred sales charge
                               periods after March 18, 1993

S*            0.00%            Since commencement of                   None
                               operations to present

--------------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

         All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "--Accrued Expenses and Recurring Charges" later in this section.

Total Return


         The Fund's standard average annual total returns ("standard total return") of each class of shares were as follows:

                                           Five Years             One Year
                  Ten Years Ended            Ended                 Ended
                 December 31, 1997     December 31, 1997     December 31, 1997
                 -----------------     -----------------     -----------------

Class A                 12.17%                10.42%                 5.18%
Class B                 12.27%                10.42%                 4.56%
Class C*                12.27%                10.61%                 8.32%
Class S*                12.81%                11.67%                10.54%

----------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

         Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:


                                  P(1+T)(n) = ERV

Where:   P     =   a hypothetical initial payment of $1,000

         T     =   average annual total return

         n     =   number of years

         ERV   =   ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

         The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Accrued Expenses and Recurring Charges

         Accrued expenses include all recurring charges that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return

         The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and ten years before. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the period since the Fund commenced operations in 1960, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "--Total Return" except the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended December 31, 1997, without taking sales charges into account, were as follows:

         Class A               4.31%
         Class B               4.05%
         Class C               3.92%
         Class S               4.42%





                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

                             INDEPENDENT ACCOUNTANTS

         Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as the Trust's independent accountants, providing professional services including (1) audits of the Fund's annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual income tax returns filed on behalf of the Fund.


                              FINANCIAL STATEMENTS


         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Service Center.



         The following financial statements are for the Fund's fiscal year ended December 31, 1997 and reflect the Fund's class designations prior to November 1, 1997. Information pertaining to Class C and Class D in the financial statements now pertains to Class S and Class C, respectively.



DOCSC\601146.3

STATE STREET RESEARCH GROWTH FUND
-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------
December 31, 1997

-------------------------------------------------------------------------------
                                                                       Value
                                                     Shares           (Note 1)
------------------------------------------------------------------------------
COMMON STOCKS 99.3%
BASIC INDUSTRIES 5.6%
FOREST PRODUCT 1.5%
IKON Office Solutions Inc. .........................    117,500   $  3,304,687
                                                                  ------------
MACHINERY 3.2%
Tyco International Ltd. ............................    157,200      7,083,825
                                                                  ------------
METAL & MINING 0.9%
Wyman-Gordon Co.* ..................................    100,000      1,962,500
                                                                  ------------
Total Basic Industries .............................                12,351,012
                                                                  ------------
CONSUMER CYCLICAL 22.0%
AUTOMOTIVE 2.2%
Budget Group Inc. Cl. A* ...........................    143,700      4,966,631
                                                                  ------------
HOTEL & RESTAURANT 0.5%
Extended Stay America Inc.* ........................     99,700      1,240,019
                                                                  ------------
RECREATION 5.8%
CBS Corp. ..........................................    114,000      3,355,875
Chancellor Media Corp.* ............................     72,200      5,387,925
Florida Panthers Holdings Inc. Cl. A* ..............     92,800      1,600,800
International Game Technology Inc. .................    102,300      2,583,075
                                                                  ------------
                                                                    12,927,675
                                                                  ------------
RETAIL TRADE 11.5%
Borders Group Inc.* ................................     77,000      2,411,063
Cendant Corp.* .....................................    335,232     11,523,615
CVS Corp. ..........................................     38,100      2,440,781
Dayton Hudson Corp. ................................     37,500      2,531,250
Proffitts Inc.* ....................................     69,600      1,979,250
Safeway Inc.* ......................................     72,600      4,591,950
                                                                  ------------
                                                                    25,477,909
                                                                  ------------
TEXTILE & APPAREL 2.0%
Men's Wearhouse, Inc.* .............................    125,400      4,357,650
                                                                  ------------
Total Consumer Cyclical ............................                48,969,884
                                                                  ------------
CONSUMER STAPLE 21.9%
BUSINESS SERVICE 8.0%
Apollo Group Inc. Cl. A* ...........................     61,000      2,882,250
Caribiner International Inc.* ......................    125,000      5,562,500
HBO & Co. ..........................................     65,800      3,158,400
Republic Industries Inc.* ..........................    266,200      6,205,788
                                                                  ------------
                                                                    17,808,938
                                                                  ------------
AIRPORT 1.1%
Trinity Industries Inc. ............................     52,800      2,356,200
                                                                  ------------
DRUG 4.9%
Schering-Plough Corp. ..............................     75,600      4,696,650
Warner-Lambert Co. .................................     49,400      6,125,600
                                                                  ------------
                                                                    10,822,250
                                                                  ------------
FOOD & BEVERAGE 0.5%
Starbucks Corp.* ...................................     32,100      1,231,838
                                                                  ------------
HOSPITAL SUPPLY 5.0%
Guidant Corp. ......................................    113,600      7,071,600
Tenet Healthcare Corp.* ............................     62,400      2,067,000
Trigon Healthcare Inc.* ............................     78,100      2,040,362
                                                                  ------------
                                                                    11,178,962
                                                                  ------------
PERSONAL CARE 2.4%
Colgate-Palmolive Co. ..............................     73,000      5,365,500
                                                                  ------------
Total Consumer Staple ..............................                48,763,688
                                                                  ------------
ENERGY 3.8%
OIL 2.9%
Seagull Energy Corp.* ..............................    312,000      6,435,000
                                                                  ------------
OIL SERVICE 0.9%
Ensco International Inc. ...........................     20,000   $    670,000
Schlumberger Ltd. ..................................     15,500      1,247,750
                                                                  ------------
                                                                     1,917,750
                                                                  ------------
Total Energy .......................................                 8,352,750
                                                                  ------------
FINANCE 11.1%
BANK 3.5%
BankAmerica Corp. ..................................     56,800      4,146,400
H.F. Ahmanson & Co. ................................     29,100      1,947,881
NationsBank Corp. ..................................     25,900      1,575,044
                                                                  ------------
                                                                     7,669,325
                                                                  ------------
FINANCIAL SERVICE 2.2%
LaSalle Partners Inc.* .............................     47,400      1,688,625
Merrill Lynch & Company Inc. .......................     43,400      3,165,488
                                                                  ------------
                                                                     4,854,113
                                                                  ------------
INSURANCE 5.4%
Ace Ltd. ...........................................     22,600      2,180,900
AMBAC Inc. .........................................     95,800      4,406,800
Hartford Financial Services Group, Inc. ............     14,600      1,366,012
Travelers Group Inc. ...............................     76,650      4,129,519
                                                                  ------------
                                                                    12,083,231
                                                                  ------------
Total Finance ......................................                24,606,669
                                                                  ------------
SCIENCE & TECHNOLOGY 30.8%
COMPUTER SOFTWARE & SERVICE 11.3%
Cisco Systems Inc.* ................................     67,350      3,754,763
Computer Associates International Inc. .............     93,300      4,933,237
EMC Corp.* .........................................     62,800      1,723,075
i2 Technologies Inc.* ..............................     22,000      1,160,500
Microsoft Corp.* ...................................     42,800      5,531,900
Oracle Systems Corp.* ..............................    139,200      3,105,900
PeopleSoft Inc.* ...................................    128,000      4,992,000
                                                                  ------------
                                                                    25,201,375
                                                                  ------------
ELECTRONIC COMPONENTS 4.8%
Analog Devices Inc.* ...............................     52,400      1,450,825
CHS Electronics Inc.* ..............................     81,250      1,391,406
Microchip Technology Inc.* .........................     17,300        519,000
Sanmina Corp.* .....................................     39,100      2,649,025
Texas Instruments Inc. .............................    105,800      4,761,000
                                                                  ------------
                                                                    10,771,256
                                                                  ------------
ELECTRONIC EQUIPMENT 7.9%
Advanced Fibre Communications, Inc.* ...............    119,800      3,489,175
Applied Materials Inc.* ............................     70,400      2,120,800
ASM Lithography Holdings NV* .......................      7,200        486,000
KLA-Tencor Corp.* ..................................     79,000      3,051,375
Tellabs Inc.* ......................................     60,800      3,214,800
Teradyne Inc.* .....................................    159,200      5,094,400
                                                                  ------------
                                                                    17,456,550
                                                                  ------------
OFFICE EQUIPMENT 6.8%
Compaq Computer Corp. ..............................     54,300      3,064,556
Hewlett-Packard Co. ................................     45,800      2,862,500
International Business Machines Corp. ..............     29,600      3,095,050
Iomega Corp.* ......................................    237,000      2,947,688
Sun Microsystems Inc.* .............................     77,400      3,086,325
                                                                  ------------
                                                                    15,056,119
                                                                  ------------
Total Science & Technology .........................                68,485,300
                                                                  ------------
UTILITY 4.1%
TELEPHONE 4.1%
Compania Anonima Nacional Telefonos de Venezuela ADR    139,700      5,815,013
WorldCom Inc.* .....................................    111,300      3,366,825
                                                                  ------------
                                                                     9,181,838
                                                                  ------------
Total Utility ......................................                 9,181,838
                                                                  ------------
Total Common Stocks (Cost $184,384,142) ............               220,711,141
                                                                  ------------

-------------------------------------------------------------------------------
                                            Principal  Maturity
                                             Amount      Date
-------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS 0.8%
American Express Credit Corp., 6.45% ..... $1,676,000  1/02/1998     1,676,000
                                                                  ------------
Total Short-Term Obligations (Cost $1,676,000) .................     1,676,000
                                                                  ------------
Total Investments (Cost $186,060,142) - 100.1% ..................  222,387,141
Cash and Other Assets, Less Liabilities - (0.1)% ................     (224,416)
                                                                  ------------
Net Assets - 100.0% ............................................. $222,162,725
                                                                  ============

Federal Income Tax Information:

At December 31, 1997, the net unrealized appreciation of
   investments based on cost for Federal income tax purposes
   of $185,761,159 was as follows: Aggregate gross unrealized appreciation for all investments in which there is an
   excess of value over tax cost ................................ $ 44,459,292
Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value ...............   (7,833,310)
                                                                  ------------
                                                                  $ 36,625,982
                                                                  ============
------------------------------------------------------------------------------
* Nonincome-producing securities.
  ADR stands for American Depositary Receipt, representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
December 31, 1997

ASSETS
Investments, at value (Cost $186,060,142) (Note 1) .............. $222,387,141
Cash ............................................................          743
Dividends and interest receivable ...............................       85,009
Receivable for fund shares sold .................................        4,592
Other assets ....................................................       16,588
                                                                  ------------
                                                                   222,494,073
LIABILITIES
Accrued management fee (Note 2) .................................       93,158
Payable for fund shares redeemed ................................       68,894
Accrued transfer agent and shareholder services
  (Note 2) ......................................................       40,513
Accrued distribution and service fees (Note 4) ..................       38,684
Accrued trustees' fees (Note 2) .................................       11,516
Other accrued expenses ..........................................       78,583
                                                                  ------------
                                                                       331,348
                                                                  ------------
NET ASSETS ...................................................... $222,162,725
                                                                  ============
Net Assets consist of:
  Unrealized appreciation of investments ........................ $ 36,326,999
  Accumulated net realized loss .................................   (2,184,593)
  Paid-in capital ...............................................  188,020,319
                                                                  ------------
                                                                  $222,162,725
                                                                  ============
Net Asset Value and redemption price per share of Class A shares
  ($16,469,693 / 2,329,447 shares)..............................         $7.07
                                                                         =====
Maximum Offering Price per share of Class A shares ($7.07 / .955)        $7.40
                                                                         =====
Net Asset Value and offering price per share of Class B shares
  ($36,442,111 / 5,369,794 shares)* .............................        $6.79
                                                                         =====
Net Asset Value and offering price per share of Class C shares
  ($4,561,904 / 672,596 shares)* ................................        $6.78
                                                                         =====
Net Asset Value, offering price and redemption price per share
  of Class S shares ($164,689,017 / 23,156,129 shares) ..........        $7.11
                                                                         =====

------------------------------------------------------------------------------
*Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the year ended December 31, 1997

INVESTMENT INCOME
Dividends, net of foreign taxes of $215 ......................  $ 1,252,233
Interest (Note 1) ............................................      812,212
                                                                -----------
                                                                  2,064,445
EXPENSES
Management fee (Note 2) ......................................    1,125,505
Transfer agent and shareholder services (Note 2) .............      183,133
Custodian fee ................................................      141,457
Service fee-Class A (Note 4) .................................       43,803
Distribution and service fees-Class B (Note 4) ...............      362,334
Distribution and service fees-Class C (Note 4) ...............       53,146
Trustees' fees (Note 2) ......................................       36,732
Registration fees ............................................       35,641
Reports to shareholders ......................................       34,638
Audit fee ....................................................       33,276
Legal fee ....................................................        8,942
Miscellaneous ................................................       14,130
                                                                -----------
                                                                  2,072,737
                                                                -----------
Net investment loss ..........................................       (8,292)
                                                                -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments (Notes 1 and 3) .............   18,610,792
   Net unrealized appreciation of investments ................    3,969,183
                                                                -----------
   Net gain on investments ...................................   22,579,975
                                                                -----------
   Net increase in net assets resulting from operations         $22,571,683
                                                                ===========

The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                    YEARS ENDED DECEMBER 31
                                                 ----------------------------
                                                    1996             1997
-------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss ..........................   $  (421,667)    $     (8,292)
Net realized gain on investments .............    25,313,329       18,610,792
Net unrealized appreciation of
  investments ................................     1,008,895        3,969,183
                                                ------------     ------------
Net increase resulting from
  operations..................................    25,900,557       22,571,683
                                                ------------     ------------
Dividend from net investment income:
  Class S ....................................      (212,810)              --
                                                ------------     ------------
Distributions from net realized gains:
  Class A ....................................    (1,432,492)      (1,628,897)
  Class B ....................................    (3,063,722)      (3,791,004)
  Class C ....................................      (542,316)        (470,585)
  Class S ....................................   (17,829,679)     (17,258,290)
                                                ------------     ------------
                                                 (22,868,209)     (23,148,776)
                                                ------------     ------------
Net increase (decrease) from fund share
  transactions (Note 5) ......................    24,343,911       (6,291,623)
                                                ------------     ------------
Total increase (decrease) in
  net assets..................................    27,163,449       (6,868,716)
NET ASSETS
Beginning of year ............................   201,867,992      229,031,441
                                                ------------     ------------
End of year ..................................  $229,031,441     $222,162,725
                                                ============     ============

The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 1997

NOTE 1
State Street Research Growth Fund (the "Fund"), is a series of State Street Research Growth Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is presently the only series of the Trust.

The investment objective of the Fund is to provide long-term growth of capital. In seeking to achieve its investment objective, the Fund invests primarily in equity securities believed by the Investment Adviser to have better than average growth potential over the years.

The Fund offers four classes of shares. Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C. Class A shares are subject to an initial sales charge of up to 4.50% and pay a service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered to certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENTS IN SECURITIES
Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of average cost of securities delivered.

B. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary since the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and maintains a policy to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any Federal Excise Tax under Section 4982 of the Internal Revenue Code.

C. DIVIDENDS
Dividends from net investment income, if any, are declared and paid or reinvested semiannually. Net realized capital gains are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended December 31, 1997, the Fund has designated its distributions from net realized gains as $3,209,360 from 20% rate gains and $10,230,173 from 28% rate gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to the disposition of securities that have different bases for financial reporting and tax purposes.

D. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

E. SECURITIES LENDING
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At December 31, 1997, the value of the securities loaned and the value of collateral were $9,541,913 and $9,751,601, respectively.

NOTE 2
The Trust and the Adviser have entered into a contract that provides for an annual fee equal to 0.475% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1997, the fees pursuant to such agreement amounted to $1,125,505.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended December 31, 1997, the amount of such expenses was $44,831.

The fees of the Trustees not currently affiliated with the Adviser amounted to $36,732 during the year ended December 31, 1997.

NOTE 3
For the year ended December 31, 1997, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities aggregated $585,325,335 and $611,475,453, respectively.

NOTE 4
The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1997, fees pursuant to such plan amounted to $43,803, $362,334 and $53,146 for Class A, Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $23,824 and $105,414, respectively, on sales of Class A shares of the Fund during the year ended December 31, 1997, and that MetLife Securities, Inc. earned commissions aggregating $285,667 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $66,560 and $508 on redemptions of Class B and Class C shares, respectively, during the same period.

NOTE 5
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

Share transactions were as follows:

                                                  YEARS ENDED DECEMBER 31
                                 -------------------------------------------------------
                                           1996                         1997
                                 --------------------------   --------------------------
CLASS A                            SHARES         AMOUNT        SHARES         AMOUNT
----------------------------------------------------------------------------------------
Shares sold ...................   1,847,928    $ 14,383,066    1,800,180    $ 13,267,551
Issued upon reinvestment of
  distributions from net
  realized gains ..............     195,417       1,399,231      239,036       1,614,506
Shares redeemed ...............    (263,591)     (2,062,377)  (1,828,511)    (13,640,894)
                                 ----------    ------------   ----------    ------------
Net increase ..................   1,779,754    $ 13,719,920      210,705    $  1,241,163
                                 ==========    ============   ==========    ============

CLASS B                            SHARES         AMOUNT        SHARES         AMOUNT
----------------------------------------------------------------------------------------
Shares sold ...................   2,947,485    $ 22,502,916    1,677,391    $ 12,208,831
Issued upon reinvestment of
  distributions from net
  realized gains ..............     369,233       2,566,243      502,614       3,255,965
Shares redeemed ...............    (395,250)     (2,996,738)  (1,283,390)     (9,489,085)
                                 ----------    ------------   ----------    ------------
Net increase ..................   2,921,468    $ 22,072,421      896,615    $  5,975,711
                                 ==========    ============   ==========    ============

CLASS C (FORMERLY CLASS D)         SHARES         AMOUNT        SHARES         AMOUNT
----------------------------------------------------------------------------------------
Shares sold ...................     462,926    $  3,510,341      331,641    $  2,437,190
Issued upon reinvestment of
  distributions from net
  realized gains ..............      71,693         498,203       69,801         451,609
Shares redeemed ...............     (39,411)       (298,667)    (531,745)     (3,958,490)
                                 ----------    ------------   ----------    ------------
Net increase (decrease) .......     495,208    $  3,709,877     (130,303)   $ (1,069,691)
                                 ==========    ============   ==========    ============

CLASS S (FORMERLY CLASS C)         SHARES         AMOUNT        SHARES         AMOUNT
----------------------------------------------------------------------------------------
Shares sold ...................     114,007    $    899,665       58,742    $    441,722
Issued upon reinvestment of:
  Distributions from net
  realized gains ..............     807,652       5,802,306    1,059,076       7,196,912
  Dividend from net investment
income ........................       4,457          36,774     --             --
Shares redeemed ...............  (2,836,294)    (21,897,052)  (2,628,815)    (20,077,440)
                                 ----------    ------------   ----------    ------------
Net decrease ..................  (1,910,178)   $(15,158,307)  (1,510,997)   $(12,438,806)
                                 ==========    ============   ==========    ============

STATE STREET RESEARCH GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                        CLASS A
                                                    ---------------------------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31
                                                    ---------------------------------------------------------------------------
                                                         1993(2)        1994            1995(1)         1996(1)         1997(1)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                   9.63           8.50            7.09            7.02            7.17
                                                        -----          -----           -----           -----           -----
  Net investment income (loss) ($)                       0.06           0.05            0.01           (0.03)          (0.00)
  Net realized and unrealized gain (loss) on
    investments ($)                                      0.37          (0.38)           2.30            0.93            0.68
                                                        -----          -----           -----           -----           -----
TOTAL FROM INVESTMENT OPERATIONS ($)                     0.43          (0.33)           2.31            0.90            0.68
                                                        -----          -----           -----           -----           -----
  Dividends from net investment income ($)              (0.08)         (0.05)          (0.02)             --              --
  Distributions from net realized gains ($)             (1.48)         (1.03)          (2.36)          (0.75)          (0.78)
                                                        -----          -----           -----           -----           -----
TOTAL DISTRIBUTIONS ($)                                 (1.56)         (1.08)          (2.38)          (0.75)          (0.78)
                                                        -----          -----           -----           -----           -----
NET ASSET VALUE, END OF YEAR ($)                         8.50           7.09            7.02            7.17            7.07
                                                        =====          =====           =====           =====           =====
Total return(4) (%)                                      4.52(5)       (3.83)          32.57           12.65           10.14
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                   602            719           2,379          15,181          16,470
Ratio of operating expenses to average net
  assets (%)                                             0.96(6)        0.90            0.89            0.90            0.93
Ratio of net investment income (loss) to
  average net assets (%)                                 0.48(6)        0.54            0.12           (0.34)          (0.05)
Portfolio turnover rate (%)                             68.36          57.18          234.43          237.85          258.99
Average commission rate ($)(7)                             --             --              --          0.0331          0.0383

                                                                                        CLASS B
                                                    ---------------------------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31
                                                    ---------------------------------------------------------------------------
                                                         1993(3)        1994            1995(1)         1996(1)         1997(1)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                   9.56           8.46            7.02            6.89            6.96
                                                        -----          -----           -----           -----           -----
  Net investment income (loss) ($)                       0.03          (0.00)          (0.06)          (0.08)          (0.06)
  Net realized and unrealized gain (loss) on
    investments ($)                                      0.42          (0.41)           2.29            0.90            0.67
                                                        -----          -----           -----           -----           -----
TOTAL FROM INVESTMENT OPERATIONS ($)                     0.45          (0.41)           2.23            0.82            0.61
                                                        -----          -----           -----           -----           -----
  Dividend from net investment income ($)               (0.07)            --              --              --              --
  Distributions from net realized gains ($)             (1.48)         (1.03)          (2.36)          (0.75)          (0.78)
                                                        -----          -----           -----           -----           -----
TOTAL DISTRIBUTIONS ($)                                 (1.55)         (1.03)          (2.36)          (0.75)          (0.78)
                                                        -----          -----           -----           -----           -----
NET ASSET VALUE, END OF YEAR ($)                         8.46           7.02            6.89            6.96            6.79
                                                        =====          =====           =====           =====           =====
Total return(4) (%)                                      4.64(5)       (4.80)          31.71           11.73            9.44
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                   986          1,544          10,684          31,119          36,442
Ratio of operating expenses to average net
  assets (%)                                             1.71(6)        1.63            1.63            1.65            1.68
Ratio of net investment loss to
  average net assets (%)                                (0.36)(6)      (0.20)          (0.69)          (1.07)          (0.82)
Portfolio turnover rate (%)                             68.36          57.18          234.43          237.85          258.99
Average commission rate ($)(7)                             --             --              --          0.0331          0.0383
--------------------------------------------------------------------------------------------------------------------------------
(1) Per-share figures have been calculated using the average shares method.
(2) March 16, 1993 (commencement of share class designations) to December 31, 1993.
(3) March 18, 1993 (commencement of share class designations) to December 31, 1993.
(4) Does not reflect any front-end or contingent deferred sales charges.
(5) Not annualized.
(6) Annualized.
(7) Average commission rate per share paid by the Fund for security trades on which commissions are charged beginning with the fiscal year ended December 31, 1996.

                                                                           CLASS C (FORMERLY CLASS D)
                                             ------------------------------------------------------------------------------------
                                                                            YEARS ENDED DECEMBER 31
                                             ------------------------------------------------------------------------------------
                                                    1993(3)          1994             1995(1)          1996(1)          1997(1)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)              9.56             8.45             7.02             6.88             6.95
                                                   -----            -----            -----            -----            -----
  Net investment income (loss) ($)                  0.03            (0.00)           (0.06)           (0.08)           (0.06)
  Net realized and unrealized gain (loss)
    on investments ($)                              0.41            (0.40)            2.28             0.90             0.67
                                                   -----            -----            -----            -----            -----
TOTAL FROM INVESTMENT OPERATIONS ($)                0.44            (0.40)            2.22             0.82             0.61
                                                   -----            -----            -----            -----            -----
  Dividend from net investment income ($)          (0.07)              --               --               --               --
  Distributions from net realized gains ($)        (1.48)           (1.03)           (2.36)           (0.75)           (0.78)
                                                   -----            -----            -----            -----            -----
TOTAL DISTRIBUTIONS ($)                            (1.55)           (1.03)           (2.36)           (0.75)           (0.78)
                                                   -----            -----            -----            -----            -----
ET ASSET VALUE, END OF YEAR ($)                     8.45             7.02             6.88             6.95             6.78
                                                   =====            =====            =====            =====            =====
Total return(4) (%)                                 4.59(5)         (4.68)           31.57            11.89             9.30
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)              242              384            2,117            5,584            4,562
Ratio of operating expenses to average net
  assets (%)                                        1.71(6)          1.63             1.63             1.65             1.68
Ratio of net investment loss to average net
  assets (%)                                       (0.34)(6)        (0.20)           (0.67)           (1.07)           (0.79)
Portfolio turnover rate (%)                        68.36            57.18           234.43           237.85           258.99
Average commission rate ($)(7)                        --               --               --           0.0331           0.0383

                                                                           CLASS S (FORMERLY CLASS C)
                                             --------------------------------------------------------------------------------------
                                                                            YEARS ENDED DECEMBER 31
                                             -------------------------------------------------------------------------------------
                                                    1993             1994             1995(1)          1996(1)          1997(1)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)              9.26             8.51             7.08             7.02             7.18
                                                   -----            -----            -----            -----            -----
  Net investment income (loss) ($)                  0.09             0.07             0.04            (0.00)            0.01
  Net realized and unrealized gain (loss)
    on investments ($)                              0.74            (0.40)            2.29             0.92             0.70
                                                   -----            -----            -----            -----            -----
TOTAL FROM INVESTMENT OPERATIONS ($)                0.83            (0.33)            2.33             0.92             0.71
                                                   -----            -----            -----            -----            -----
  Dividends from net investment income ($)         (0.10)           (0.07)           (0.03)           (0.01)              --
  Distributions from net realized gains ($)        (1.48)           (1.03)           (2.36)           (0.75)           (0.78)
                                                   -----            -----            -----            -----            -----
TOTAL DISTRIBUTIONS ($)                            (1.58)           (1.10)           (2.39)           (0.76)           (0.78)
                                                   -----            -----            -----            -----            -----
NET ASSET VALUE, END OF YEAR ($)                    8.51             7.08             7.02             7.18             7.11
                                                   =====            =====            =====            =====            =====
Total return(4) (%)                                 8.94            (3.82)           33.02            12.74            10.54
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)          250,786          186,108          186,689          177,147          164,689
Ratio of operating expenses to average net
  assets (%)                                        0.66             0.64             0.64             0.65             0.68
Ratio of net investment income (loss) to
  average net assets (%)                            0.92             0.78             0.43            (0.06)            0.19
Portfolio turnover rate (%)                        68.36            57.18           234.43           237.85           258.99
Average commission rate ($)(7)                        --               --               --           0.0331           0.0383
---------------------------------------------------------------------------------------------------------------------------------
(1) Per-share figures have been calculated using the average shares method.
(2) March 16, 1993 (commencement of share class designations) to December 31, 1993.
(3) March 18, 1993 (commencement of share class designations) to December 31, 1993.
(4) Does not reflect any front-end or contingent deferred sales charges.
(5) Not annualized.
(6) Annualized.
(7) Average commission rate per share paid by the Fund for security trades on which commissions are charged beginning with the fiscal year ended December 31, 1996.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH GROWTH TRUST AND SHAREHOLDERS OF STATE STREET RESEARCH GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of State Street Research Growth Fund, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Growth Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                    /s/ Coopers & Lybrand L.L.P

                                                    Coopers & Lybrand L.L.P.


Boston, Massachusetts
February 9, 1998

STATE STREET RESEARCH GROWTH FUND
-------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------------------------------------------


For the year ended December 31, 1997, Class A shares of Growth Fund returned +10.14% [without sales charge]. That was significantly less than the average growth fund, which was up 25.30%, according to Lipper Analytical Services.

The Fund invests primarily in small- to medium-sized growth companies.

The Fund's heavy exposure to the sciences and technology sector which includes industries like computer software and electronics, accounted for much of its underperformance during the year. And because many of the technology sector stocks in the Fund involved above-average risk, they suffered even more than the industry average. However, management continued to hold on to most of its technology sector position on the belief that many of the companies have rebound potential. A gradual restructuring is underway, with the goal of managing the overall volatility of the Fund.

December 31, 1997

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. During the period prior to 1993 that shares of the Fund were not offered to the general public, the Fund was not subject to the cash inflows and higher redemptions and expenses that have occurred during the Fund's current, continuous public offering. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. "S" shares, offered without a sales charge, are available through certain employee benefit plans and special programs. Before November 1, 1997, Class C shares were designated Class D, and Class S shares were designated Class C. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "C" share contingent deferred sales charges where applicable. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

                          CHANGE IN VALUE OF $10,000
                        BASED ON THE S&P 500 COMPARED
                        TO CHANGE IN VALUE OF $10,000
                           INVESTED IN GROWTH FUND

CLASS A SHARES

-----------------------------------------
Average Annual Total Return
-----------------------------------------
   1 Year     5 Years       10 Years
-----------------------------------------
   +5.18%     +10.42%       +12.17%
-----------------------------------------

        Investment Trust         S&P 500
-----------------------------------------
12/87           9,550            10,000
12/88          10,440            11,660
12/89          14,590            15,340
12/90          13,690            14,870
12/91          17,360            19,390
12/92          18,350            20,860
12/93          19,940            22,960
12/94          19,180            23,260
12/95          25,430            31,990
12/96          28,640            39,330
12/97          31,546            52,448

CLASS B SHARES

-----------------------------------------
     Average Annual Total Return
-----------------------------------------
   1 Year     5 Years       10 Years
-----------------------------------------
   +4.56%     +10.42%       +12.27%
-----------------------------------------

        Investment Trust         S&P 500
-----------------------------------------
12/87          10,000            10,000
12/88          10,930            11,660
12/89          15,280            15,340
12/90          14,340            14,870
12/91          18,180            19,390
12/92          19,210            20,860
12/93          20,760            22,960
12/94          19,760            23,260
12/95          26,030            31,990
12/96          29,080            39,330
12/97          31,823            52,448

Class C Shares

-----------------------------------------
     Average Annual Total Return
-----------------------------------------
   1 Year     5 Years       10 Years
-----------------------------------------
   +8.32%     +10.61%       +12.27%
-----------------------------------------

        Investment Trust         S&P 500
-----------------------------------------
12/87          10,000            10,000
12/88          10,930            11,660
12/89          15,280            15,340
12/90          14,340            14,870
12/91          18,180            19,390
12/92          19,210            20,860
12/93          20,750            22,960
12/94          19,770            23,260
12/95          26,020            31,990
12/96          29,110            39,330
12/97          31,816            52,448

Class S Shares

-----------------------------------------
     Average Annual Total Return
-----------------------------------------
   1 Year     5 Years       10 Years
-----------------------------------------
   +10.54%    +11.67%       +12.81%
-----------------------------------------

        Investment Trust         S&P 500
-----------------------------------------
12/87          10,000            10,000
12/88          10,930            11,660
12/89          15,280            15,340
12/90          14,340            14,870
12/91          18,180            19,390
12/92          19,210            20,860
12/93          20,930            22,960
12/94          20,130            23,260
12/95          26,780            31,990
12/96          30,190            39,330
12/97          33,372            52,448

                       STATE STREET RESEARCH GROWTH TRUST

                                     PART C

                                OTHER INFORMATION


Item 24:    Financial Statements and Exhibits

      (a)   Financial Statements

            (1) Financial Statements included in PART A (Prospectus) of this
                Registration Statement:


                Financial Highlights for State Street
                Research Growth Fund for the fiscal years ended December 31, 1988 through December 31, 1997.


            (2) Financial Statements included in PART B
                (Statement of Additional Information) of this Registration Statement:


                For State Street Research Growth Fund for the fiscal year ended December 31, 1997 (except as provided below):

                        Investment Portfolio
                        Statement of Assets and Liabilities
                        Statement of Operations
                        Statement of Changes in Net Assets
                              (fiscal years ended December 31, 1997
                              and December 31, 1996)
                        Notes to Financial Statements
                              (including financial highlights)
                        Report of Independent Accountants
                        Management's Discussion of Fund
                        Performance


      (b)   Exhibits:

            (1)           First Amended and Restated
                          Master Trust Agreement and Amendment No. 1 to First Amended and Restated Master Trust
                          Agreement (ix)

            (2)(a)        By-Laws (i)**

            (2)(b)        Amendment to By-Laws effective
                          September 30, 1992 (iv)**

            (4)           deleted

            (5)           First Amended and Restated Investment Advisory
                          Contract (x)

            (6)(a)        Distribution Agreement with State
                          Street Research Investment
                          Services, Inc. (vi)**

            (6)(b)        Form of Selected Dealer Agreement, as supplemented (x)

            (6)(c)        Form of Bank and Bank Affiliated
                          Broker-Dealer Agreement

            (8)(a)        Custodian Contract (iii)**

            (8)(b)        Amendment to Custodian Contract dated 11/2/95

            (8)(c)        Shareholders' Administrative
                          Services Agreement (iii)**

            (8)(d)        Letter Amendment to Shareholder's Svs Agmt dated
                          5/16/94

            (8)(e)        Letter Amendment to Shareholder's Svs Agmt dated
                          2/1/95

            (8)(f)        Letter Amendment to Shareholder's Svs Agmt dated
                          8/19/96

            (10) Consent, and Opinion of counsel on legality of shares being issued with respect to State Street Growth
                          Fund (iv)**

            (11)          Consent of Coopers & Lybrand L.L.P.

            (14)(a) State Street Research IRA: Disclosure Statement, Forms Booklet, Transfer of Assets/Direct Rollover Form, Terms and Conditions, Traditional IRA or Roth IRA Disclosure Statement

            (14)(b) State Street Research 403(b): Brochure, Maximum Salary Reduction Worksheet, Account Application, Salary Reduction Agreement and Transfer of 403(b) Assets Form (x)

            (15)          Plan of Distribution Pursuant to
                          Rule 12b-1 (vi)**

            (16)          Calculation of Performance Data
                          (vii)**

            (17) First Amended and Restated Multiple Class Expense Allocation Plan (x)

            (18)(a)       Powers of Attorney

            (18)(b)       Certificate of Board Resolution Respecting Powers of
                          Attorney

            (19)          Application Forms (x)

            (27)          Financial Data Schedules


**Restated in electronic format in Post-Effective Amendment No. 6 filed
  February 27, 1998

-------------------------

Filed as part of the Registration Statement as noted below and incorporated herein by reference:

Footnote
Reference         Registration/Amendment        Date Filed

     i            Amendment No. 11 to           April 26, 1989
                  Registration Statement

    ii            Amendment No. 12 to           April 27, 1990
                  Registration Statement

   iii            Amendment No. 14 to           April 30, 1991
                  Registration Statement

    iv            Registration Statement        November 25, 1992
                  under Securities Act of
                  1933

     v            Pre-Effective Amendment       January 28, 1993
                  No. 1

    vi            Post-Effective Amendment      March 19, 1993
                  No. 1

   vii            Post-Effective Amendment      April 29, 1994
                  No. 2

  viii            Post-Effective Amendment      April 28, 1995
                  No. 3

    ix            Post-Effective Amendment      April 26, 1996
                  No. 4

     x            Post-Effective Amendment
                  No. 5                         April 28, 1997

Item 25.    Persons Controlled by or under
            Common Control with Registrant

      Inapplicable

Item 26.    Number of Holders of Securities


            (1)                                       (2)
                                                Number of Record
      Title of Class                            Holders (at 1/31/98)

      Shares of
      Beneficial Interest

            Class A                                   1,801
            Class B                                   2,729
            Class C                                     157
            Class S                                     751


Item 27.    Indemnification

Under Article VI of the Registrant's First Amended and Restated Master Trust Agreement as further amended (the "Master Trust Agreement") each of its Trustees and officers or persons serving in such capacity with another entity at the request of the Registrant ("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

Under the Distribution Agreement between the Registrant and State Street Research Investment Services, Inc., the Registrant's distributor, the Registrant has agreed to indemnify and hold harmless State Street Research Investment Services, Inc. and each person who has been, is, or may hereafter be an officer, director, employee or agent of State Street Research Investment Services, Inc. against any loss, damage or expense reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon a violation of any of its convenants herein contained or any untrue or alleged untrue statement of material fact, or the omission or alleged omission to state a material fact necessary to make the statements made not misleading, in a Registration Statement or Prospectus of the Registrant, or any amendment or supplement thereto, unless such statement or omission was made in reliance upon written information furnished by State Street Research Investment Services, Inc.

Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, underwriters and controlling persons of the Registrant, pursuant to Article VI of the Registrant's Master Trust Agreement, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

 Describe any other business, profession, vocation or employment of a substantial nature in which each investment adviser of the Registrant, and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.


                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------

State Street             Investment Adviser                   Various investment                               Boston, MA
  Research &                                                  advisory clients
  Management
  Company

Arpiarian, Tanya         None
  Vice President

Bangs, Linda L.          None
  Vice President

Bennett, Peter C.        Executive Vice                       GFM International Investors, Inc.               London, England
  Director and           President
  Executive Vice         Vice President                       State Street Research Capital Trust              Boston, MA
  President              Vice President                       State Street Research Exchange Trust             Boston, MA
                         Vice President                       State Street Research Financial Trust            Boston, MA
                         Vice President                       State Street Research Growth Trust               Boston, MA
                         Vice President                       State Street Research Master Investment Trust    Boston, MA
                         Vice President                       State Street Research Equity Trust
                         Vice President                       State Street Research Income Trust               Boston, MA
                         Vice President                       State Street Research Portfolios, Inc.           Boston, MA
                         Vice President                       State Street Research Securities Trust           Boston, MA
                         Director                             State Street Research Investment Services, Inc.  Boston, MA
                         Director                             Boston Private Bank & Trust Co.                  Boston, MA
                         President and Director               Christian Camps & Conferences, Inc.              Boston, MA
                         Chairman and Trustee                 Gordon College                                   Wenham, MA

Bochman, Kathleen        None
  Vice President

Borzilleri, John         Vice President                       Montgomery Securities                            San Francisco, CA
  Vice President         (until 6/97)

Bray, Michael J.         Employee                             Merrill Lynch & Co.                              Boston, MA
  Vice President         (until 7/96)

Brown, Susan H.          None
  Vice President

Buffum, Andrea           Project Manager                      BankBoston                                       Boston, MA
  Vice President         (until 12/96)

Burbank, John F.         None
  Senior Vice President
  (Vice President until
  7/96)

Cabrera, Jesus A.        Vice President                       First Chicago Investment Management Co.          Chicago, IL
  Vice President         (until 5/96)
                         Vice President                       State Street Research Capital Trust              Boston, MA

Canavan, Joseph W.       Vice President                       GFM International Investors Limited              London, England
  Vice President         Assistant Treasurer                  State Street Research Equity Trust               Boston, MA
                         Assistant Treasurer                  State Street Research Financial Trust            Boston, MA
                         Assistant Treasurer                  State Street Research Income Trust               Boston, MA
                         Assistant Treasurer                  State Street Research Money Market Trust         Boston, MA
                         Assistant Treasurer                  State Street Research Tax-Exempt Trust           Boston, MA
                         Assistant Treasurer                  State Street Research Capital Trust              Boston, MA
                         Assistant Treasurer                  State Street Research Exchange Trust             Boston, MA
                         Assistant Treasurer                  State Street Research Growth Trust               Boston, MA
                         Assistant Treasurer                  State Street Research Master Investment Trust    Boston, MA
                         Assistant Treasurer                  State Street Research Securities Trust           Boston, MA
                         Assistant Treasurer                  State Street Research Portfolios, Inc.           Boston, MA


                                       C-6


                                                                                                               Principal business
Name                     Connection                           Organization                                  address of organization
----                     ----------                           ------------                                  -----------------------

Carstens, Linda C.       None
  Vice President

Clifford, Jr., Paul J.   Vice President                       State Street Research Tax-Exempt Trust           Boston, MA
  Vice President

Coleman, Thomas J.       Account Manager                      MetLife Investment                               New York, NY
  Vice President         (until 9/96)                         Management

D'Vari, Ronald           None
  Vice President

Depp, Maureen G.         Vice President                       Wellington Management Company                    Boston, MA
  Vice President         (until 9/97)

DeVeuve, Donald          None
  Vice President

DiFazio, Susan M.W.      Senior Vice President                State Street Research Investment                 Boston, MA
  Vice President                                              Services, Inc.

Dillman, Thomas J        Vice President                       State Street Research Securities Trust           Boston, MA
  Senior Vice President

Drake, Susan W.
  Vice President

Dudley, Catherine        Senior Portfolio Manager             Chancellor Capital Management                    Boston, MA
  Senior Vice President


Duggan, Peter J.         None
  Senior Vice
  President

Even, Karen              None
  Vice President

Federoff, Alex G.        None
  Vice President

Fee, Richard E.                                                CIGNA Retirement and                            Hartford, CT
  Vice President                                               Investment Services

Feliciano, Rosalina      None
  Vice President

Gardner, Michael D.      Partner                               Prism Group                                     Seattle, WA
  Senior Vice President

Geer, Bartlett R.        Vice President                        State Street Research Equity Trust              Boston, MA
  Senior Vice President  Vice President                        State Street Research Income Trust              Boston, MA
                         Vice President                        State Street Research Securities Trust          Boston, MA

Giroux, June M.          None
  Vice President

Govoni, Electra          None
  Vice President



                                       C-7

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------

Granger, Allison          None
  Vice President

Hamilton, Jr., William A. Treasurer and Director               Ellis Memorial and Eldredge House                Boston, MA
  Senior Vice President   Treasurer and Director               Nautical and Aviation Publishing Company, Inc.   Baltimore, MD
                          Treasurer and Director               North Conway Institute                           Boston, MA

Hanson, Phyllis           None
  Vice President

Haverty, Jr., Lawrence J. Vice President                       State Street Research Capital Trust              Boston, MA
  Senior Vice President

Heineke, George R.        None
  Vice President

Jackson, Jr.,             Trustee                              Certain trusts of related and
  F. Gardner                                                   non-related individuals
  Senior Vice President   Trustee and Chairman                 Vincent Memorial Hospital                        Boston, MA
                          of the Board

Jamieson, Frederick H.    Vice President and Asst. Treasurer   State Street Research Investment Services, Inc.  Boston, MA
  Senior Vice President   Vice President and Asst. Treasurer   SSRM Holdings, Inc.                              Boston, MA
                          Vice President and Controller        MetLife Securities, Inc.                         New York, NY
                          Senior Vice President                GFM International Investors, Inc.                London, England

Jodka, Richard            Portfolio Manager                    Frontier Capital Management                      Boston, MA
  Senior Vice President   (until 1/98)
                          Vice President                       State Street Research Capital Trust              Boston, MA

Kallis, John H.           Vice President                       State Street Research Financial Trust            Boston, MA
  Senior Vice President   Vice President                       State Street Research Income Trust               Boston, MA
                          Vice President                       State Street Research Money Market Trust         Boston, MA
                          Vice President                       State Street Research Portfolios, Inc.           Boston, MA
                          Vice President                       State Street Research Tax-Exempt Trust           Boston, MA
                          Vice President                       State Street Research Securities Trust           Boston, MA
                          Trustee                              705 Realty Trust                                 Washington, D.C.
                          Director and President               K&G Enterprises                                  Washington, D.C.

Kasper, M. Katherine      None
  Vice President


                                       C-8

                                                                                                              Principal business

Name                      Connection                          Organization                                 address of organization
----                      ----------                          ------------                                 -----------------------
Kluiber, Rudolph K.       Vice President                      State Street Research Capital Trust             Boston, MA
  Vice President

Langholm, Knut            Director                            State Street Research SICAV                     Luxembourg
  Vice President

Leary, Eileen M.          None
  Vice President

Maisonneuve, Virginie     Portfolio Manager                   Batterymarch Financial Management                Boston, MA
  Vice President          (until 6/97)

                          Vice President                      GFM International Investors, Inc.                London, England

McNamara, III, Francis J. Director and Executive              GFM International Investors, Inc.                London, England
  Executive Vice          Vice President                      State Street Research Investment                 Boston, MA
  President,              Executive Vice President,           Services, Inc.
  Secretary and           Clerk and General Counsel
  General Counsel         Secretary and General Counsel       State Street Research Master Investment Trust    Boston, MA
  (Senior Vice President, Secretary and General Counsel       State Street Research Capital Trust              Boston, MA
  Secretary and General   Secretary and General Counsel       State Street Research Exchange Trust             Boston, MA
  Counsel until 7/96)     Secretary and General Counsel       State Street Research Growth Trust               Boston, MA
                          Secretary and General Counsel       State Street Research Securities Trust           Boston, MA
                          Secretary and General Counsel       State Street Research Equity Trust               Boston, MA
                          Secretary and General Counsel       State Street Research Financial Trust            Boston, MA
                          Secretary and General Counsel       State Street Research Income Trust               Boston, MA
                          Secretary and General Counsel       State Street Research Money Market Trust         Boston, MA
                          Secretary and General Counsel       State Street Research Portfolios, Inc.           Boston, MA
                          Secretary and General Counsel       State Street Research Tax-Exempt Trust           Boston, MA
                          Secretary and General Counsel       SSRM Holdings, Inc.                              Boston, MA



                                       C-9

                                                                                                               Principal business

Name                     Connection                           Organization                                 address of organization
----                     ----------                           ------------                                 -----------------------
Maus, Gerard P.          Executive Vice President             GFM International Investors, Inc.                 London, England
  Director, Executive    and Director
  Vice President,        Treasurer                            State Street Research Equity Trust                Boston, MA
  Treasurer, Chief       Treasurer                            State Street Research Financial Trust             Boston, MA
  Financial Officer and  Treasurer                            State Street Research Income Trust                Boston, MA
  Chief Administrative   Treasurer                            State Street Research Money Market Trust          Boston, MA
  Officer                Treasurer                            State Street Research Tax-Exempt Trust            Boston, MA
                         Treasurer                            State Street Research Capital Trust               Boston, MA
                         Treasurer                            State Street Research Exchange Trust              Boston, MA
                         Treasurer                            State Street Research Growth Trust                Boston, MA
                         Treasurer                            State Street Research Master Investment Trust     Boston, MA
                         Treasurer                            State Street Research Portfolios, Inc.            Boston, MA
                         Treasurer                            State Street Research Securities Trust            Boston, MA
                         Director, Executive Vice President,  State Street Research Investment Services, Inc.   Boston, MA
                         Treasurer and Chief
                         Financial Officer
                         Director                             Metric Holdings, Inc.                             San Francisco, CA
                         Director                             Certain wholly-owned subsidiaries
                                                              of Metric Holdings, Inc.
                         Treasurer and Chief Financial        SSRM Holdings, Inc.                               Boston, MA
                         Officer
                         Treasurer (until 1/97)               MetLife Securities, Inc.                          New York, NY
                         Director                             State Street Research SICAV                       Luxembourg

Milder, Judith J.        None
  Senior Vice President

Miles, Deborah C.        Vice President                       Scudder, Stevens & Clark                          Boston, MA
  Vice President         (until 9/97)                         L.L. Bean, Inc.                                   Freeport, ME
                         Employee

Miller, Joan D.          Senior Vice President                State Street Research Investment Services, Inc.   Boston, MA
  Senior Vice President
  (Vice President
  until 7/96)

Moore, Jr., Thomas P.    Vice President                       State Street Research Capital Trust               Boston, MA
  Senior Vice            (until 11/96)
  President              Vice President                       State Street Research Exchange Trust              Boston, MA
                         (until 2/97)
                         Vice President                       State Street Research Growth Trust                Boston, MA
                         (until 2/97)
                         Vice President                       State Street Research Master Investment Trust     Boston, MA
                         (until 2/97)
                         Vice President                       State Street Research Equity Trust                Boston, MA
                         Vice President                       State Street Research Energy, Inc.                Boston, MA
                         Director                             Hibernia Savings Bank                             Quincy, MA
                         Governor on the                      Association for Investment Management
                         Board of Governors                   and Research                                      Charlottesville, VA

Morey, Andrew
  Vice President         None

Mulligan, JoAnne C.      Vice President                       State Street Research Money Market Trust          Boston, MA
  Senior Vice President
  (Vice President
  until 7/96)

Orr, Stephen C.          Member                               Technology Analysts of Boston                     Boston, MA
  Vice President         Member                               Electro-Science Analysts (of NYC)                 New York, NY




                                      C-10

                                                                                                              Principal business

Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Paddon, Steven W.         Employee                             Metropolitan Life Insurance Company              New York, NY
  Vice President          (until 10/96)

Pannell, James C.         None
  Senior Vice President
  (Vice President
  until 4/97)

Peters, Kim M.            Vice President                       State Street Research Securities Trust           Boston, MA
  Senior Vice President

Poritzky, Dean E.         Portfolio Manager                    Fidelity Investments                             Boston, MA
  Vice President          (until 4/97)

Pyle, David J.            Analyst                              Oak Value Capital Management                     Durham, NC
  Vice President          (until 4/97)

Ragsdale, E.K. Easton     Senior Vice President                GFM International Investors, Inc.                London, England
  Senior Vice President
  (Vice President
  until 7/96)

Rawlins, Jeffrey A.       None
  Senior Vice President
  (Vice President
  until 7/96)

Rice III, Daniel Joseph   Vice President                       State Street Research Equity Trust               Boston, MA
  Senior Vice President

Richards, Scott           None
  Vice President

Romich, Douglas A.        Vice President                       GFM International Investors, Inc.                London, England
  Vice President          Assistant Treasurer                  State Street Research Equity Trust               Boston, MA
                          Assistant Treasurer                  State Street Research Financial Trust            Boston, MA
                          Assistant Treasurer                  State Street Research Income Trust               Boston, MA
                          Assistant Treasurer                  State Street Research Money Market Trust         Boston, MA
                          Assistant Treasurer                  State Street Research Tax-Exempt Trust           Boston, MA
                          Assistant Treasurer                  State Street Research Capital Trust              Boston, MA
                          Assistant Treasurer                  State Street Research Exchange Trust
                          Assistant Treasurer                  State Street Research Growth Trust               Boston, MA
                          Assistant Treasurer                  State Street Research Master Investment Trust    Boston, MA
                          Assistant Treasurer                  State Street Research Securities Trust           Boston, MA
                          Assistant Treasurer                  State Street Research Portfolios, Inc.           Boston, MA

Ryan, Michael J.          Vice President                       Delaware Management                              Philadelphia, PA
  Senior Vice President   (until 2/98)

Sanderson, Derek          Senior Vice President                Freedom Capital Management                       Boston, MA
  Senior Vice President   (10/97)

Saperstone, Paul          None
  Vice President



                                      C-11


                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Schrage, Michael          None
  Vice President

Schultz, David C.         Director and Treasurer               Mafraq Hospital Association                      Mafraq, Jordan
  Executive Vice          Member                               Association of Investment
   President                                                   Management Sales Executives                      Atlanta, GA
                          Member, Investment Committee         Lexington Christian Academy                      Lexington, MA

Shaver, Jr. C. Troy       President, Chief Executive Officer   State Street Research Investment                 Boston, MA
  Executive Vice          and Executive Vice President         Services, Inc.
  President

Shean, William G.         None
  Vice President

Shively, Thomas A.        Vice President                       State Street Research Financial Trust            Boston, MA
  Director and            Vice President                       State Street Research Money Market Trust         Boston, MA
  Executive Vice          Vice President                       State Street Research Tax-Exempt Trust
  President               Director                             State Street Research Investment Services, Inc.  Boston, MA
                          Vice President                       State Street Research Securities Trust           Boston, MA

Shoemaker, Richard D.     Senior Vice President                GFM International Investors, Inc.                London, England
  Senior Vice President

Stambaugh, Kenneth        None
  Vice President
  (Assistant Vice
  President until 9/97)

Strelow, Dan R.           None
  Senior Vice President



                                      C-12


                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Swanson, Amy McDermott    None
  Senior Vice President

Trebino, Anne M.          Vice President                       SSRM Holdings, Inc.                              Boston, MA
  Senior Vice President

Verni, Ralph F.           Chairman, President,                 GFM International Investors, Inc.                London, England
  Chairman, President,    CEO and Director
  Chief Executive         Chairman, President, Chief           State Street Research Capital Trust              Boston, MA
  Officer and             Executive Officer and Trustee
  Director                Chairman, President, Chief           State Street Research Exchange Trust             Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Growth Trust               Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Master Investment Trust    Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Securities Trust           Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Equity Trust               Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Financial Trust            Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Income Trust               Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Money Market Trust         Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Portfolios, Inc.           Boston, MA
                          Executive Officer and Director
                          Chairman, President, Chief           State Street Research Tax-Exempt Trust           Boston, MA
                          Executive Officer and Trustee
                          Chairman and Director                State Street Research Investment Services, Inc.  Boston, MA
                          (President and Chief Executive
                          Officer until 2/96)
                          Chairman and Director                Metric Holdings, Inc.                            San Francisco, CA
                          Director and Officer                 Certain wholly-owned subsidiaries
                                                               of Metric Holdings, Inc.
                          Chairman of the Board and Director   MetLife Securities, Inc.                         New York, NY
                          (until 1/97)
                          President, Chief Executive           SSRM Holdings, Inc.                              Boston, MA
                          Officer and Director
                          Director                             CML Group, Inc.                                  Boston, MA
                          Director                             Colgate University                               Hamilton, NY
                          Director                             State Street Research SICAV                      Luxembourg



                                      C-13


                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Wade, Dudley              Vice President                       State Street Research Growth Trust               Boston, MA
  Freeman                 Vice President                       State Street Research Master Investment Trust    Boston, MA
 Senior Vice
 President

Wallace, Julie K.         None
 Vice President

Weiss, James M.           Vice President                       State Street Research Equity Trust               Boston, MA
 Senior Vice President    Vice President                       State Street Research Exchange Trust             Boston, MA
                          Vice President                       State Street Research Growth Trust               Boston, MA
                          Vice President                       State Street Research Master Investment Trust    Boston, MA
                          Vice President                       State Street Research Capital Trust              Boston, MA
                          Vice President                       State Street Research Securities Trust           Boston, MA

Westvold,                 Vice President                       State Street Research Securities Trust           Boston, MA
  Elizabeth McCombs
  Senior Vice President
  (Vice President
  until 7/96)

Wilkins, Kevin            Vice President                       State Street Research Investment                 Boston, MA
  Vice President                                               Services, Inc.
                          Vice President                       Fidelity Investments                             Boston, MA
                          (until 7/97)
                          Various positions                    Fidelity Investments                             Boston, MA
                          (until 10/96)

Wilson, John T.           Vice President                       State Street Research Equity Trust               Boston, MA
  Vice President          Vice President                       State Street Research Master Investment Trust    Boston, MA
                          Vice President                       Phoenix Investment Counsel, Inc.                 Hartford, CT
                          (until 6/96)

Wing, Darman A.           Senior Vice President and            State Street Research Investment                 Boston, MA
 Vice President,          Asst. Clerk                          Services, Inc.
 Assistant Secretary      Assistant Secretary and              State Street Research Capital Trust              Boston, MA
 and Assistant            Assistant General Counsel
 General Counsel          Assistant Secretary and              State Street Research Exchange Trust             Boston, MA
                          Assistant General Counsel
                          Assistant Secretary and              State Street Research Growth Trust               Boston, MA
                          Assistant General Counsel
                          Assistant Secretary and              State Street Research Master Investment Trust    Boston, MA
                          Assistant General Counsel
                          Assistant Secretary and              State Street Research Securities Trust           Boston, MA
                          Assistant General Counsel
                          Assistant Secretary and              State Street Research Equity Trust               Boston, MA
                          Assistant General Counsel
                          Assistant Secretary and              State Street Research Financial Trust            Boston, MA
                          Assistant General Counsel
                          Assistant Secretary and              State Street Research Income Trust               Boston, MA
                          Assistant General Counsel
                          Assistant Secretary and              State Street Research Money Market Trust         Boston, MA
                          Assistant General Counsel
                          Assistant Secretary and              State Street Research Tax-Exempt Trust           Boston, MA
                          Assistant General Counsel
                          Assistant Secretary and              SSRM Holdings, Inc.                              Boston, MA
                          Assistant General Counsel

Woodbury, Robert S.
 Vice President

Woodworth, Jr., Kennard   Vice President                       State Street Research Exchange Trust             Boston, MA
 Senior Vice              Vice President                       State Street Research Growth Trust               Boston, MA
 President                Vice President                       State Street Research Securities Trust           Boston, MA




                                      C-14

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Wu, Norman N.             Partner                              Atlantic-Acton Realty                            Framingham, MA
 Senior Vice President    Director                             Bond Analysts Society of Boston                  Boston, MA

Item 29.  Principal Underwriters



     (a) State Street Research Investment Services, Inc. serves as principal underwriter for State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust and State Street Research Portfolios, Inc.


     (b) Directors and Officers of State Street Research Investment Services, Inc. are as follows:

        (1)                        (2)                      (3)
                                Positions
 Name and Principal            and Offices          Positions and Offices
  Business Address           with Underwriter          with Registrant
 ------------------          ----------------       ---------------------

Ralph F. Verni             Chairman of the Board,    Chairman of the Board,
One Financial Center       and Director              President, Chief Executive
Boston, MA  02111                                    Officer and Trustee

Peter C. Bennett           Director                  None
One Financial Center
Boston, MA 02111

Gerard P. Maus             Executive Vice            Treasurer
One Financial Center       President, Treasurer,
Boston, MA 02111           Chief Financial Officer
                           and Director

Thomas A. Shively          Director                  Vice President
One Financial Center
Boston, MA 02111

C. Troy Shaver, Jr.        President and             None
One Financial Center       Chief Executive
Boston, MA 02111           Officer

Francis J. McNamara, III   Executive Vice            Secretary
One Financial Center       President, General
Boston, MA 02111           Counsel and Clerk

Peter Borghi               Senior Vice President     None
One Financial Center
Boston, MA 02111

        (1)                        (2)                      (3)
                                Positions
 Name and Principal            and Offices          Positions and Offices
  Business Address           with Underwriter          with Registrant
 ------------------          ----------------       ---------------------

Paul V. Daly               Senior Vice President     None
One Financial Center
Boston, MA  02111

Susan M.W. DiFazio         Senior Vice President     None
One Financial Center
Boston, MA 02111




Joan D. Miller             Senior Vice President     None
One Financial Center
Boston, MA  02111

Darman A. Wing             Senior Vice President,    Assistant Secretary
One Financial Center       Assistant General Counsel
Boston, MA  02111          and Assistant Clerk

Donald Doherty             Vice President            None
One Financial Center
Boston, MA  02111

Robert M. Gunville         Vice President            None
One Financial Center
Boston, MA  02111

Frederick H. Jamieson      Vice President and        None
One Financial Center       Assistant Treasurer
Boston, MA  02111

Susan V. Martin            Vice President            None
One Financial Center
Boston, MA 02111

Deborah C. Miles           Vice President            None
One Financial Center
Boston, MA 02111


Amy L. Simmons             Vice President            Assistant Secretary
One Financial Center
Boston, MA  02111

Kevin Wilkins              Vice President            None
One Financial Center
Boston, MA 02111

Item 30.    Location of Accounts and Records

      Gerard P. Maus
      State Street Research & Management Company
      One Financial Center
      Boston, MA  02111

Item 31.    Management Services

      (a)   Inapplicable.

Item 32.    Undertakings

      (a)   Inapplicable.

      (b)   Inapplicable.

      (c)   Deleted.

      (d) The Registrant undertakes to hold a special meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the recordholders of not less than 10 per centum of the outstanding shares of the Trust and, in connection with such meeting, to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

      (e) The Registrant has elected to include the information required by Item 5A of Form N-1A in its annual report to shareholders. The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the applicable fund's latest annual report to shareholders upon request and without charge.

                                     NOTICE


      A copy of the First Amended and Restated Master Trust Agreement, as further amended (the "Master Trust Agreement") of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the obligations of the Registrant hereunder, and the authorization, execution and delivery of this amendment to the Registrant's Registration Statement, shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant as individuals or personally, but shall bind only the property of the Funds comprising the series of the Registrant, as provided in the Master Trust Agreement. Each Fund of the Registrant shall be solely and exclusively responsible for all of its direct or indirect debts, liabilities, and obligations, and no other Fund shall be responsible for the same.

                                   SIGNATURES



      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 6 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 27th day of February, 1998.

                                    STATE STREET RESEARCH GROWTH TRUST




                                    By:               *
                                          _____________________________
                                          Ralph F. Verni
                                          Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed on the above date by the following persons in the capacities indicated.


          Signature                             Capacity
          ---------                             --------

               *
______________________________            Trustee, Chairman of
Ralph F. Verni                            the Board, President
                                          and Chief Executive Officer
                                          (principal executive
                                          officer)

               *
______________________________            Treasurer (principal
Gerard P. Maus                            financial and accounting
                                          officer)

               *
______________________________            Trustee
Steve A. Garban

               *
______________________________            Trustee
Malcolm T. Hopkins

               *
______________________________            Trustee
Edward M. Lamont

               *
______________________________            Trustee
Robert A. Lawrence

               *
______________________________            Trustee
Dean O. Morton

               *
______________________________            Trustee
Thomas L. Phillips

               *
______________________________            Trustee
Toby Rosenblatt

               *
______________________________            Trustee
Michael S. Scott Morton

               *
______________________________            Trustee
Jeptha H. Wade





*By:    /s/ Francis J. McNamara, III
        ______________________________________________
            Francis J. McNamara, III, Attorney-in-Fact
            under Powers of Attorney dated February 27, 1998
            filed herewith.

                       1933 Act Registration No. 33-55024
                            1940 Act File No. 811-985




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                             ----------------------


                                    FORM N-1A

                             REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933           [ ]


                       Pre-Effective Amendment No. __            [ ]


                       Post-Effective Amendment No. 6            [X]


                                     and/or

                             REGISTRATION STATEMENT
                                    UNDER THE
                       INVESTMENT COMPANY ACT OF 1940            [ ]


                                Amendment No. 23                 [X]


                               -------------------

                       STATE STREET RESEARCH GROWTH TRUST
                    (Exact Name of Registrant as Specified in
                             Master Trust Agreement)

                              ---------------------

                                    EXHIBITS

                                INDEX TO EXHIBITS


     (2)(a)       By-laws**
     (2)(b)       Amendment to By-laws eff. Sept. 30, 1992**
     (6)(a)       Distribution Agreement**
     (6)(c)       Form of Bank and Bank Affiliated Broker-Dealer Agreement
     (8)(a)       Custodian Contract**
     (8)(b)       Amendment to Cust. Contract dated 11/2/95**
     (8)(c)       Shareholders' Administrative Svs. Agreement**
     (8)(d)       Letter Amendment to Shareholder's Svs. Agreement dated
                  5/16/94**
     (8)(e)       Letter Amendment to Shareholder's Svs. Agreement dated
                  2/1/95**
     (8)(f)       Letter Agreement to Shareholder's Svs. Agreement dated
                  8/19/96**
     (10) Consent and Opinion of Counsel on legality of Shares being issued with respect to State Street Research Growth Fund**
     (11)         Consent of Coopers and Lybrand
     (14)(a)      State Street Research IRA
     (15)         Plan of Distribution**
     (16)         Calculation of Performance Data**
     (18)(a)      Powers of Attorney
     (18)(b)      Certificate of Board Resolution Respecting Powers of Attorney
     (27)         Financial Data Schedules

**Restated in electronic format